UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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Rofin-Sinar Technologies Inc.

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January 28, 2015

Dr. Peter Wirth
Chairman of the Board,

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Thursday, March 12, 2015, at 10:00 a.m., local time, at DoubleTree by Hilton, 2100 South Priest Drive, Tempe, AZ 85282.

This year's annual meeting agenda is as follows:

1.	The election of two (2) directors for a term to expire in 2018 and until their respective successors have been duly elected or appointed;

2.	The ratification of the Audit Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2015;

3.	Approval of the Rofin-Sinar Technologies Inc. 2015 Incentive Stock Plan;

4.	To vote on a non-binding advisory resolution to approve executive compensation; and

5.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

The Board of Directors recommends that you vote FOR election of the slate of nominees for directors, FOR ratification of appointment of the independent registered public accountants, FOR approval of the Rofin-Sinar Technologies Inc. 2015 Incentive Stock Plan, and FOR the advisory approval of executive compensation. We will also report on current business conditions and our recent developments. Members of the Board of Directors and our executive officers will be present at the annual meeting to discuss the affairs of Rofin-Sinar Technologies Inc. and to answer any questions you may have.

It is important that your shares be represented and voted at the annual meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope, or follow the instructions on the enclosed proxy card to vote via the internet, to ensure your shares will be represented. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

To help us plan for the annual meeting, please mark the appropriate box on the accompanying proxy card telling us if you will be attending.

Sincerely,

Dr. Peter Wirth

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF ROFIN-SINAR TECHNOLOGIES INC.

The Annual Meeting of Stockholders of Rofin-Sinar Technologies Inc. will be held at DoubleTree by Hilton, 2100 South Priest Drive, Tempe, AZ 85282 on Thursday, March 12, 2015, at 10:00 a.m., local time. The items of business are:

1.	Election of two (2) directors for a term to expire in 2018, and until their respective successors have been duly elected or appointed;

2.	Ratification of appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2015;

3.	Approval of the Rofin-Sinar Technologies Inc. 2015 Equity Incentive Plan;

4.	To vote on a non-binding advisory resolution to approve executive compensation; and

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

These items are fully discussed in the following pages, which are made part of this notice. Only stockholders of record at the close of business on January 23, 2015 will be entitled to vote at the annual meeting.

By Order of the Board of Directors

Cindy Denis
Secretary

Plymouth, Michigan
January 28, 2015

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS.

A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting and Proxy Statement, including proxy card and annual report, may be viewed and downloaded at http://www.rofin.com.

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD TO VOTE VIA THE INTERNET. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ROFIN-SINAR TECHNOLOGIES INC.
40984 CONCEPT DRIVE
PLYMOUTH, MICHIGAN 48170

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 12, 2015

This Proxy Statement is furnished to the shareholders of Rofin-Sinar Technologies Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors (the "Board") of the Company of proxies to be voted at the 2015 Annual Meeting of Stockholders (the "Annual Meeting") to be held at DoubleTree by Hilton, 2100 South Priest Drive, Tempe, AZ 85282 on Thursday, March 12, 2015, at 10:00 a.m., local time, and at any adjournment or postponement thereof. The approximate date on which this proxy statement and form of proxy is first being sent to the Company's stockholders is February 6, 2015. References in this proxy statement to "we," "our" or "us" refer to Rofin-Sinar Technologies Inc., unless otherwise noted.

Only stockholders of record as of the close of business on January 23, 2015 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the close of business on the Record Date, there were outstanding 28,091,616 shares of Common Stock, $0.01 par value per share, of the Company (excluding treasury shares, which cannot be voted) all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Please read this proxy statement carefully. You should consider the information contained in this proxy statement when deciding how to vote your shares at the Annual Meeting.

Each stockholder of record and beneficial owner of the shares of Common Stock on the Record Date is entitled to one vote for each share of Common Stock of the Company so held. You are a stockholder of record if at the close of business on the Record Date your shares of Common Stock were registered directly in your name with Computershare, the Company's transfer agent. You are a beneficial owner if at the close of business on the Record Date your shares of Common Stock were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in "street name." As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all.

The presence, either in person or by properly executed proxy, of the owners of one third of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at such meeting.

Any proxy given pursuant to this solicitation may be revoked by a stockholder of record at any time before it is exercised by delivering to the Company (to the attention of Cindy Denis) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If you are the beneficial owner of your shares, you must contact your broker or other nominee holding your shares and follow their instructions for changing your vote.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If you are a stockholder of record and you submit a proxy, but provide no voting instructions with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees for director, FOR the proposal to ratify the appointment of the independent registered public accountants, FOR approval of the Rofin-Sinar Technologies Inc. 2015 Incentive Stock Plan and FOR the approval of executive compensation.

If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Brokers and other nominees have the discretion to vote on routine matters such as the proposal to ratify the appointment of the independent registered public accountant, but do not have discretion to vote on non-routine matters such as the election of directors, the approval of the Rofin-Sinar Technologies Inc. 2015 Incentive Plan and the one advisory Proposal. Therefore, if you are a beneficial owner and you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on the proposal to ratify the appointment of the independent registered public accountant and any other routine matters properly presented for a vote at the Annual Meeting.

Stockholders voting by proxy for the election of directors nominated to serve until the 2018 Annual Meeting may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the enclosed form of proxy. Directors will be elected by a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will not affect the outcome of this vote.

The affirmative vote of a majority of the common stock present in person or by proxy at the meeting and voting on the matter is necessary to approve both the ratification of our independent registered public accounting firm and the approval of the Rofin-Sinar Technologies Inc. 2015 Incentive Stock Plan. These matters will be voted upon separately. For purposes of counting votes on each of these matters, abstentions and broker non-votes will not be counted as shares voted on the matter.

Because the approval of compensation of our named executive officers is an advisory vote, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. For purposes of counting votes on this matter, abstentions and broker non-votes will not be counted as shares voted on the matter.

The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters are presented at the Annual Meeting, the persons named in the proxy card will vote in accordance with their judgment.

This solicitation is being made by the Board of Directors of the Company and its cost (including preparing and mailing of the notice, this proxy statement and the form of proxy) will be paid by the Company. We have engaged Georgeson Inc. to assist with the solicitation of proxies for a fee not to exceed $8,500, plus reimbursement for out-of-pocket expenses. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy material to their principals and will reimburse them for their reasonable expenses in so doing. Our directors, officers, and other employees may solicit proxies by further mailing or personal conversation, or by telephone, facsimile or other electronic means. No compensation in addition to regular salary and benefits will be paid to any director, officer or regular employee for such solicitation assistance.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Board of Directors

Pursuant to the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, with staggered three-year terms, and not more than one class of directors being elected at any Annual Meeting of the Stockholders.

Guenther Braun and Ralph E. Reins, the two Class I directors whose terms will expire at the Annual Meeting, have been nominated by the Board of Directors to stand for re-election as Class I directors to hold office until the 2018 Annual Meeting of Stockholders and until their successors are elected and qualified. The Board of Directors knows of no reason why any nominee will be unable or unwilling to serve as a nominee or director if elected. Set forth below is information about the nominees for election as directors. The factual information about each nominee and director has been provided by that person. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that each should serve on our Board, in light of our business and structure, was determined by our Board or its Nominating Committee.

Guenther Braun. age 57

Mr. Braun has been Chief Executive Officer and President of the Company since May 2005 and a member of the Company's Board of Directors since September 1996. He served as Executive Vice President, Finance and Administration, Chief Financial Officer and Treasurer from September 1996 to May 2005. Since 1994, he has also been the Financial Director for RSL. He joined RSL in 1989 in connection with RSL's acquisition of Coherent General Inc.'s Laser Optronics marking division. Mr. Braun holds a Business Administration Degree from the Fachhochschule in Regensburg, Germany.

Director Qualifications:

Mr. Braun's qualifications to serve on the Company's Board of Directors include his high level of operational, managerial, financial, and accounting experience. He also has extensive knowledge of our company's business, products, strategies, and technology.

Ralph E. Reins, age 74

Mr. Reins has been a member of the Company's Board of Directors since September 1996. Mr. Reins was a Director of Group Dekko until June 2009 and of Weirton Steel until December 12, 2002. He was Chief Executive Officer of Qualitor Inc. until July 1, 2002 and remained as Chairman of Qualitor Inc. until it was sold in December 2004. Mr. Reins has served in the many capacities such as President and Chief Executive Officer of AP Parts International, Inc. from 1995 to 1997; President and Chief Executive Officer of Envirotest Systems Corp. in 1995; President of Allied Signal Automotive from 1991 through 1994; and President of United Technologies Automotive from 1990 to 1991. He was Chairman, Chief Executive Officer, President and Chief Operating Officer of Mack Truck from 1989 to 1990 and President and Chief Executive Officer of ITT Automotive from 1985 to 1989. Mr. Reins is a member of the Company's Audit, Compensation, and Nominating Committees. In 2013, Mr. Reins was elected as the Rofin's Lead Independent Director.

Director Qualifications:

Mr. Reins' has a strong industry and business history having served on the Board of Directors of multiple companies. Mr. Reins has served as Chief Executive Officer of five companies which provides Rofin with powerful business and managerial experience.

The two nominees receiving the highest number of affirmative votes will be elected as Class I directors of the Company.

Recommendation of the Board of Directors Concerning the Election of Directors:

The Board of Directors of the Company recommends a vote FOR Guenther Braun and Ralph E. Reins as Class I directors to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proxies received by the Board of Directors will be so voted unless stockholders specify a contrary choice in their proxy.

Existing Class II Directors Whose Terms Expire in 2016

Carl F. Baasel, age 73

Mr. Baasel became a member of the Company's Board of Directors in October 2000, following the Company's acquisition of a majority stake in Carl Baasel Lasertechnik GmbH, a company that Mr. Baasel founded in 1975. Mr. Baasel served as that company's Managing Director until September 2001, when it was transformed into a limited partnership under the name "Carl Baasel Lasertechnik GmbH & Co. KG". From September 2001 until June 2008, he has served as Managing Director of this limited partnership, which is a fully owned subsidiary of the Company. Mr. Baasel holds a Master's Degree in Physics from the Technical University of Munich.

Director Qualifications:

Mr. Baasel's qualifications to serve on the Company's Board of Directors include his exceptional knowledge of our business since 1975. He provides beneficial managerial experience, as well as extensive educational training.

Gary K. Willis, age 69

Mr. Willis has been a member of the Company's Board of Directors since September 1996. Mr. Willis retired from Zygo Corporation in November 2000. He had served there as Chairman of the Board of Directors at from 1998 to 2000, President in 1992 and Chief Executive Officer from 1993 to 1999. Mr. Willis rejoined Zygo Corporation as a Director in June 2009. From October 21, 2013 Mr. Willis rejoined Zygo Corporation as interim President and Chief Executive Officer and served in that role until it was sold in June 2014. Prior to joining Zygo Corporation in 1992, he was Chairman, President, and Chief Executive Officer of The Foxboro Company. Mr. Willis also serves as a Director of Plug Power Inc., and Middlesex Health Services, Inc. Mr. Willis served as a Director of Benthos Corporation until 2006, and Vion Pharmaceuticals Inc., until 2010. Mr. Willis has a Bachelor of Science Degree in Mechanical Engineering from Worcester Polytechnic Institute. Mr. Willis is a member of the Company's Audit, Compensation, and Nominating Committees.

Director Qualifications:

Mr. Willis brings to our Board of Directors significant operational and financial experience and industry knowledge as the former President of Zygo. Our Board of Directors also benefits from Mr. Willis' experience serving on the board of directors and committees of three other public companies in the technology field.

Daniel J. Smoke, age 65

Mr. Smoke has been a member of the Company's Board of Directors since August 2003. Most recently Mr. Smoke was the Chief Financial Officer ("CFO") of JAC Products Inc from January 2010 to January 2011. He was the CFO of Truck Bodies and Equipment International, Inc. from 2006 to 2007; B.R. Lee Industries, Inc. from 2005 to 2006; and Marco Wood Products Inc. from 2004 to 2005. From 1999 to 2004, Mr. Smoke was in a private consulting practice. Mr. Smoke served as Vice President and CFO of Bucyrus International, Inc. from 1996 to 1999. He served as Vice President and CFO for the Folger Adam Company from 1995 to 1996. Mr. Smoke held various positions at Eagle Industries, Inc. from 1986 to 1994, including Corporate Controller, Vice President of Finance, Senior Vice-President and Group Executive, and Division President. Mr. Smoke has a Bachelor of Arts Degree in Business Administration from Washington State University and a Master of Science Degree in Accounting from California State University. Mr. Smoke is a member of the Company's Audit, Compensation, and Nominating Committees.

Director Qualifications:

Mr. Smoke provides our Company's Board with substantial managerial, and operational experience. Most importantly, he gives the board a high level of financial literacy. He has served as Chief Financial Officer ("CFO") at more than five companies, most recently at "JAC Products Inc." and "Truck Bodies and Equipment International, Inc.".

Existing Class III Directors Whose Terms Expire in 2017

Peter Wirth, age 68

Dr. Wirth has served as Executive Chairman of the Board of Directors from September 1996 until September 2009. In October 2009, Dr. Wirth retired as General Manager of Rofin-Sinar Laser GmbH ("RSL") and continues to serve as Non-Executive Chairman of the Board of Directors. Dr. Wirth was previously the Chief Executive Officer and President of the Company from September 1996 until May 2005. He has also served as General Manager of RSL from October 1994 until September 2009. From 1991 until October 1994, Dr. Wirth was President of Rofin-Sinar Inc. He joined RSL in 1979 as Sales Manager for industrial lasers, and became Director, Sales and Marketing in 1983. He holds a Master's Degree and a Ph.D. in Physics from the Technical University in Munich, Germany.

Director Qualifications:

Dr. Wirth brings extensive knowledge and historical information for our business since he has been with the company since 1979. The board benefits from his managerial experience, and vast educational background.

Stephen D. Fantone, age 61

Dr. Fantone has been a member of the Company's Board of Directors since October 2005. Dr. Fantone is the President and Chief Executive Officer of Optikos Corporation and is a Senior Lecturer at the Massachusetts Institute of Technology. Dr. Fantone served as a director, since March 1995, and Chairman of the Board of Directors, since January 1997, of Benthos Inc., until it was sold in January 2006. Dr. Fantone was a director at Zygo Corporation from June 2009 until its sale in June 2014. Dr. Fantone has received Bachelor of Science Degrees in Electrical Engineering and Management from M.I.T. and a Ph.D. in Optics from the Institute of Optics at the University of Rochester. Dr. Fantone is a member of the Company's Audit, Compensation, and Nominating Committees.

Director Qualifications:

We believe that Dr. Fantone's qualifications include his current and past Board of Directors experiences, extensive managerial experience and a strong educational and technical background.

DIRECTOR INDEPENDENCE AND CORPORATE GOVERNANCE

Director Independence

We believe that the Company benefits from having a strong and independent Board of Directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. On an annual basis, the Board reviews the independence of all directors under guidelines established by NASDAQ and in light of each director's affiliations with the Company and members of management. This review considers all known relevant facts and circumstances in making an independence determination. Based on this review, the Board has made an affirmative determination that all directors, other than Dr. Wirth, and Messrs. Braun and Baasel, are independent. Mr. Braun was determined to lack independence due to his status as the Company's President and Chief Executive Officer ("CEO"). Dr. Wirth and Mr. Baasel lack independence due to their previously held positions within the Company as noted on pages 4 and 5 and, in the case of Mr. Baasel due to certain rental payments he receives from the Company as noted in the section entitled "Certain Relationships and Related Transactions" beginning on page 32 of this proxy statement.

Audit Committee Financial Expert

The Board of Directors has determined that one member of the Audit Committee, Daniel J. Smoke, qualifies as an "audit committee financial expert" as such term is defined in the applicable Securities and Exchange Commission Audit Committee rules and that he has the requisite level of financial sophistication required under the listing standards of NASDAQ.

Code of Business Conduct and Ethics

The Board of Directors and the Company are committed to good corporate governance practices. The Company's Code of Business Conduct and Ethics requires management, including the Company's CEO, Chief Financial Officer and Controller, and employees to abide by high standards of business conduct and ethics. The Code of Business Conduct and Ethics is available in the Investors Relations section of the Company's web site at www.rofin.com

Executive Sessions of Non-Management Directors

Executive sessions of non-management directors (consisting of all independent directors) are regularly scheduled and held at each meeting of the Board of Directors.

Stockholder Communications with the Board

Any stockholder who wishes to send any communications to the Board, a particular committee of the Board or a particular director should also deliver such communications to the Secretary of the Company at 40984 Concept Drive, Plymouth, MI 48170. The Secretary is responsible for determining, in consultation with other officers of the Company, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Risk Oversight Process

Our Board of Directors has the primary responsibility for risk oversight of the Company as a whole. However, the Board has delegated primary oversight responsibility to the Audit Committee. The Audit Committee is responsible for overseeing risks associated with financial and accounting matters, including compliance with all legal and regulatory requirements and internal control over financial reporting. In addition, the Audit Committee has oversight responsibility for the Company's overall business risk management process, which includes the identification, assessment, mitigation and monitoring of key business risks on a company-wide basis. On an at least annual basis the Audit Committee reviews the key business process risks and controls of the Company, and approves the internal audit control testing plan. On a quarterly basis, the internal audit department reports the progress of the annual control testing to the Audit Committee. At the year-end meeting, the Company's internal audit department and the external auditors report their respective findings to the Audit Committee. Any significant findings are followed up on and corrected under the direction of the Audit Committee or Executive Management. The Board believes that the current leadership structure of the Board supports effective oversight of the Company's risk management processes described above by providing independent leadership at the Board committee level, with ultimate oversight by the full Board as led by the Chairman, and the President and CEO.

BOARD OF DIRECTORS AND COMMITTEES

During the fiscal year ended September 30, 2014, the Board of Directors held seventeen meetings. All directors attended at least 75% of the meetings of the Board of Directors and meetings of the committees of which they are members. To conduct its business, the Board maintains three standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. In addition, from time-to-time, the Board may determine that it is appropriate to form an additional committee or committees of the Board to address a particular matter or matters not specific to, or determined to be appropriate for, one of its standing committees. All committees report on their activities to the Board.

We do not have a formal policy regarding attendance by directors at annual meetings. However, our directors are expected to attend board meetings and meetings of committees on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All directors who were on the Board at the time of the last annual meeting attended the meeting.

The role of Chairman of the Board is currently held by Dr. Peter Wirth, while the role of Chief Executive Officer is held by Guenther Braun. We separate the roles of Chief Executive Officer and Chairman of the Board of Directors in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board of Directors provides guidance to the Chief Executive Officer and sets the agenda for Board of Directors meetings and presides over meetings of the full Board of Directors and executive sessions of the Board of Directors. Our Chief Executive Officer serves on our Board of Directors, which we believe helps the Chief Executive Officer serve as a bridge between management and the Board of Directors, helping to ensure that both groups act with a common purpose. We believe that the Chief Executive Officer's presence on the Board of Directors enhances his ability to provide insight and direction on important strategic initiatives to both management and the independent directors.

LEAD INDEPENDENT DIRECTOR

The Lead Independent Director is elected annually by the independent members of the Board of Directors and is responsible for coordinating the activities of the independent directors and is expected to perform such other duties and responsibilities as the Board may determine. Mr. Ralph Reins has been elected to serve in the role of Lead Independent Director.

The specific responsibilities of the Lead Independent Director are:

•	Act as the principal liaison between the independent directors of the Board and the Chairman of the Board;

•	Develop the agenda for and preside at executive sessions of the Board's independent directors;

•
Coordinate with the Chairman of the Board as to an appropriate schedule for Board meetings, seeking to ensure that the independent directors can perform their duties responsibly, taking into account the cycle of Company operations and activities;

•	Collaborate with the Chairman of the Board on the agenda for Board meetings and the need for any special meetings of the Board;

•	Coordinate, as appropriate, with various chairs of Board Committees, the agenda for the respective Board Committee meetings;

•	Call meetings, as deemed necessary or appropriate, of the independent directors;

•
Advise the Chairman of the Board as to the quality, quantity and timeliness of the information submitted by the Company's management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties, and together with the Chairman of the Board approve all information sent to the Board;

•	Recommend to the Board the retention of any advisors and consultants who would report directly to the Board;

•	Together with the chair of the Nominating Committee, initiate the search for and interview all Board candidates, and make recommendations to the Nominating Committee;

•	Recommend to the Nominating Committee, together with the chair of the Committee, the membership of the various Board Committees, as well as the selection of Committee chairs;

•	Assist the Board and Company officers in better ensuring compliance with and implementation of the Company's corporate governance guidelines;

•	Oversee, together with chair of the Company's Compensation Committee, the Board's annual assessment of the performance of the Chief Executive Officer,

•	Be available to liaise with, and insure consistency in communications to shareholders; and

•	Perform such other duties as the Board may from time to time delegate.

BOARD COMMITTEES

Audit Committee

The Audit Committee is responsible for recommending an independent registered public accounting firm to the Board of Directors, reviewing the proposed scope of such audit, approving the audit fees, overseeing and evaluating the performance of the independent registered public accounting firm, overseeing the accounting and financial reporting policies and internal control systems of the Company, reviewing and approving transactions between the Company and its directors, officers and affiliates, considering whether the provision by the external auditors of services related to the annual audit and quarterly reviews is consistent with maintaining the auditors' independence, and reviewing annually the adequacy of the Audit Committee Charter. The Board of Directors has adopted a written Charter for the Audit Committee. A copy of the Audit Committee Charter is available in the Investor Relations section of the Company's website at www.rofin.com.

During fiscal year 2014, the members of the Audit Committee were Messrs. Reins, Willis, and Smoke and Dr. Fantone. Mr. Smoke has been identified as an "audit committee financial expert" under applicable Securities and Exchange Commission ("SEC") audit committee rules. All members of the Audit Committee are independent directors within the meaning of Rule 5605(a)(2)of the NASDAQ Marketplace Rules. During fiscal year 2014, Mr. Smoke was Chairman of the Audit Committee. In fiscal year 2014, the Audit Committee held four meetings.

The Nominating Committee

The Nominating Committee is responsible for assisting the Board by actively identifying individuals qualified to become Board members and recommending to the Board of Directors nominees for election at the next annual meeting of stockholders. The Nominating Committee has two primary methods for identifying candidates (other than those proposed by the Company's stockholders, as discussed below). First, on a periodic basis, the Nominating Committee solicits ideas for possible candidates from a number of sources including members of the Board; senior level Company executives; individuals personally known to the members of the Board; and research. Second, the Nominating Committee may from time to time use its authority under its charter to retain, at the Company's expense, one or more search firms to identify candidates (and to approve such firms' fees and other retention terms). The Nominating Committee will also consider nominees recommended by stockholders. Stockholders wishing to submit nominations should notify the Company at its principal offices (Attention: Cindy Denis, Secretary, 40984 Concept Drive, Plymouth, MI 48170) of their intent to do so. To be considered by the Nominating Committee, nominations must be received on or before the deadline for receipt of stockholder proposals. See "Stockholders' Proposals." Any candidate submitted by a stockholder must meet the definition of an "independent director" under NASDAQ rules.

The Nominating Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. Once the nominee has been contacted and accepts to be considered as a nominee, the Nominating Committee reviews and analyzes the nominee's resume, credentials and the expertise the nominee would offer the Board of Directors and the Company. While the Nominating Committee does not have a formal policy with respect to diversity, the Board and the Committee believe that it is essential that Board members represent diverse business backgrounds, experience, talents, and perspectives. In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate's credentials. Directors are selected based on their ability to represent the best interests of the Company's stockholders and not just one particular constituency; demonstrated sound business judgment and an inquiring mind; expertise that adds to the composition of the Board; professional experience, education, and their interest in, and capacity for understanding the complexities of, the operation of the Company; and their being prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee of which he or she is a member. These individuals can bring considerable experience to the impartial oversight of the Company's operations. The Board of Directors has adopted a written Charter for the Nominating Committee. A copy of the Nominating Committee Charter is available in the Investor Relations section of the Company's website at www.rofin.com.

The members of the Nominating Committee, during fiscal year 2014, were Messrs. Reins, Willis, and Smoke and Dr. Fantone, each of whom is an independent director within the meaning of Rule 5605(a)(2) of the NASDAQ Marketplace Rules. Messrs. Reins, Willis, and Smoke and Dr. Fantone are not employees of the Company. During fiscal year 2014, Mr. Fantone was Chairman of the Nominating Committee. In fiscal year 2014, the Nominating Committee held one meeting.

The Compensation Committee

The Compensation Committee is responsible for providing a general review of the Company's compensation and benefit plans and ensuring that they meet financial and strategic objectives.

The responsibilities of the Compensation Committee also include administering the Annual Incentive Plan, and the 2007 Incentive Stock Plan (all of which are described below), including selecting the officers and salaried employees to whom awards will be granted and making such awards. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of the Compensation Committee Charter is available in the Investor Relations section of the Company's website at www.rofin.com. The members of the Compensation Committee are Messrs. Reins, Willis, and Smoke and Dr. Fantone, each of whom is an independent director within the meaning of Exchange Act Rule 10C-1(b)(1) and Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ Marketplace Rules. During fiscal year 2014, Mr. Willis was Chairman of the Compensation Committee. In fiscal year 2014, the Compensation Committee held two meetings.

Compensation Committee Matters

Scope of Authority

The Compensation Committee acts on behalf of the Board of Directors of the Company and, by extension, the stockholders to establish the compensation of executive officers of the Company and provides oversight of the Company's global compensation philosophy. The Compensation Committee also acts as the oversight committee with respect to our 2007 Incentive Stock Plan (including all amendments to the Plan) discussed below covering Named Executive Officers ("NEOs") and other employees. In general, the Committee may rely on recommendations from the Chief Executive Officer regarding participant selection and award determination. However, the Compensation Committee makes final determinations regarding any compensation decisions.

The Compensation Committee has the sole discretion to retain or obtain the advice of a compensation consultant, legal counsel or other adviser (each a "Compensation Adviser"), and the direct responsibility for the appointment, compensation and oversight of the work of any Compensation Adviser it retains. Additionally, The Compensation Committee's charter requires the Committee to take into account the following six factors before hiring any Compensation Adviser:

•	the provision of other services to the Company or its subsidiaries by the person that employs the Compensation Adviser;

•
the amount of fees received from the Company or its subsidiaries by the person that employs the Compensation Adviser, as a percentage of the total revenue of the person that employs the Compensation Adviser;

•	the policies and procedures of the person that employs the Compensation Adviser that are designed to prevent conflicts of interest;

•	any business or personal relationship of the Compensation Adviser with a member of the Committee;

•	any stock of the Company owned by the Compensation Adviser; and

•	any business or personal relationship of the Compensation Adviser or the person employing the Compensation Adviser with an executive officer of the Company.

The Committee's Processes

The Compensation Committee has established a number of processes to assist it in ensuring that the Company's executive compensation program is achieving its objectives. Among those are:

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Meetings. The Compensation Committee meets several times each year. Compensation Committee agendas are established in consultation with the Committee Chair. The Compensation Committee meets in executive session following every other regular meeting.

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Assessment of Company Performance. The Compensation Committee uses Company performance measures in establishing total compensation ranges; the Compensation Committee considers various measures of Company performance, including revenues or net income.

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Assessment of Individual Performance. Individual performance has a strong impact on the compensation of all employees, including the NEOs. During the course of each year, the Compensation Committee meets with the Chief Executive Officer to review recommendations on changes, if any, in base salary of each NEO (other than the Chief Executive Officer).

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Shareholder Advisory Votes. The Committee considers the results of the most recent advisory vote of the shareholders on executive compensation in making compensation determinations and recommendations. However, the Committee is not bound by the results of an advisory vote.

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Consideration of Compensation Arrangements and their Relationship to the Encouragement of Risk-Taking Behavior. The Committee reviews the Company's incentive compensation arrangements to determine whether they encourage excessive risk-taking. The Committees reviews and discusses at least annually the relationships between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

Compensation Committee Interlocks And Insider Participation

Messrs. Reins, Willis, and Smoke and Dr. Fantone are the members of the Compensation Committee of the Board of Directors of the Company. None of such individuals is an officer of the Company. There are no compensation committee interlocks involving executive officers of the Company.

EXECUTIVE OFFICERS

Our executive officers and their respective positions as of the record date are listed below. Biographical information regarding each executive officer who is not also a director, as is the case with Mr. Braun as discussed on page 3, is set forth below.

Ingrid Mittelstaedt, age 48
Chief Financial Officer, Executive Vice President, Finance and Administration, and Treasurer

Ingrid Mittelstaedt has been Chief Financial Officer, Executive Vice President, Finance and Administration, and Treasurer since December 2005. From 1997 until December 2005, she was Head of Corporate Controlling for the Company and Head of Finance and Administration of RSL. Before joining the Company, Mrs. Mittelstaedt was a Supervising Senior with KPMG in Germany. She holds a Master's Degree in Economic Sciences from the University of Buenos Aires and is an Argentinean certified public accountant.

Thomas Merk, age 52
Chief Operating Officer - Micro & Marking

Thomas Merk has been Chief Operating Officer of the Rofin Micro Business since December 2005 and the Rofin Marking Business since July 2006, and has been a Managing Director of Carl Baasel Lasertechnik GmbH & Co. KG. since May 2000. He started his career in 1989 at Boehringer Werkzeugmaschinen Vertriebs GmbH, Germany, and remained there until 2000, most recently serving as sales director. Mr. Merk holds a Master's Degree in mechanical engineering from the Technical University of Stuttgart, Germany.

Louis Molnar, age 61
Chief Operating Officer - Macro

Louis Molnar has been Chief Operating Officer of the Rofin Macro Business since December 2005. He also serves as President of Rofin-Sinar Inc., a fully owned subsidiary of the Company, located in Plymouth, Michigan, since August 2000 and President of Rofin-Baasel Inc., a fully owned subsidiary of the Company in Devens, Massachusetts since July 2003. Mr. Molnar served as President and Chief Operational Officer of GALCO Industrial Electronics, a company offering electrical and electronic control products, from July 1997 until August 2000. Prior to that date, Mr. Molnar served as Director for FANUC Robotics, where he was responsible for the entire business infrastructure and operations, as well as all engineering functions, for the automotive components and general industries markets. Mr. Molnar holds a

Bachelor of Science Degree in Electrical Engineering from Oakland University and a Master's Degree in Business Administration from Michigan State University.

Ulrich Hefter, age 62
Chief Technical Officer

Ulrich Hefter has been Chief Technical Officer of the Company since March 2006. He has been Chief Technical Director of RSL since April 2001. Dr. Hefter graduated in Physics at the University of Kaiserslautern in 1981, where he worked as a Junior Scientist from 1983 onwards, after a two year stay at the University of Colorado. In 1984 he started his career as Research Manager for Laser-Optronic, a company which developed, manufactured and sold laser marking systems. In 1987 he also became responsible for the Engineering Department at Laser-Optronic. Laser-Optronic has been part of the Marking Division of Rofin-Sinar Laser GmbH since 1989.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

For the fiscal year ended September 30, 2014, which we refer to as "fiscal year 2014", our NEOs were:

•	our President and Chief Executive Officer, Mr. Guenther Braun

•	our Chief Financial Officer and Executive Vice President of Finance and Administration, Mrs. Ingrid Mittelstaedt

•	our Chief Operating Officer - Macro, Mr. Louis Molnar

•	our Chief Operating Officer - Micro & Marking, Mr. Thomas Merk, and

•	our Chief Technical Officer, Dr. Ulrich Hefter

Following this "Compensation Discussion and Analysis", you will find a series of tables containing specific information about the compensation earned, awarded or paid during fiscal year 2014. Please refer to those tables when considering the discussion below.

Executive Summary

In determining fiscal year 2014 compensation for our senior executives, the Compensation Committee of the Board, comprised solely of independent directors, (the "Compensation Committee") took note of the various conditions that have challenged the laser industry and the industrial markets over the past few years. The Company's order entry in the fourth quarter of fiscal year 2013 resulted in a reduced beginning backlog for fiscal year 2014. The Company also expects a slower market recovery, especially in the Asian regions, which were taken into account while establishing targets for fiscal year 2014. Despite these challenges, the Company continued to be a market leader in the design, development, engineering, manufacturing, and marketing of laser-based products, primarily used for cutting, welding, and marking a wide range of materials. As a result, the Compensation Committee sought to compensate our NEOs (and other key employees) in a way that would enable us to retain them as our senior management team through the challenges and appropriately recognize their individual contributions to the Company performance, consistent with our overall business objectives and our shareholders' best interests.

In March 2014, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our stockholders approved the compensation of our named executive officers, with approximately 94% of stockholder votes cast in favor of our 2014 say-on-pay resolution. As we evaluated our compensation practices and talent needs throughout 2014, we were mindful of the strong support our stockholders expressed for our pay for performance compensation philosophy. As a result, the Committee decided to retain our general approach to executive compensation, with an emphasis on short- and long-term incentive compensation that rewards our most senior executives when they deliver value for our stockholders. In addition, when determining how often to hold a stockholder advisory vote on executive compensation, the Board took into account the strong preference for an annual vote expressed by our stockholders at our 2011 Annual Meeting. Accordingly, the Board determined that we will hold an annual advisory stockholder vote on the compensation of our named executive officers until the next say-on-pay frequency vote.

In making its compensation decisions for fiscal year 2014, the Compensation Committee paid particular attention to the following areas of achievement:

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R&D Initiatives: Management pursued R&D initiatives with a strategic focus on expanding the technology and product portfolio for industrial laser material processing, especially in fiber lasers and ultra short pulse lasers. Special focus was on the cost reduction program for high power fiber lasers. The Company's net expenses for R&D for fiscal year 2014 amounted to 8.7% of net sales, compared to 7.7% in fiscal year 2013.

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Strategic Initiatives: Management continued to drive regional expansion into emerging countries such as Asia, increasing investment in sales and service coverage in this region, and continued investment in R&D to expand technology and product portfolio with the main focus on fiber lasers and ultra short pulse lasers to strengthen the Company's position as one of the major suppliers of industrial fiber lasers and ultra short pulse lasers.

The Compensation Committee also took into account the following threshold, target, and maximum level metrics and the performance of the Company as compared to these metrics:

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Sales: Sales targets were weighted at 30% for the Incentive Plan with the sales target threshold being set at $545 million and maximum set at $595 million. If the Company achieved its target (set at $565 million), the potential payout would be 100%, and if the Company achieved its maximum (set at $595 million), the potential payout would be up to 110% of the incentive sales target. The actual net sales for fiscal year 2014 were approximately $530.1 million, a decrease of approximately 5% over fiscal year 2014.

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Net Income Improvement: Net income targets were weighted at 70% for the Incentive Plan. The 2014 net income threshold was set at $32 million and the earnings per share (diluted) target was set at $1.12, and the net income maximum was set at $40 million and the earnings per share (diluted) maximum was set at $1.40. The net income and the earnings per share for fiscal year 2014 did not reach the threshold target. Specifically, the actual net income was $25.2 million and the earnings per share (diluted) was $0.89.

Consistent with our historical compensation practices, our fiscal year 2014 compensation program featured the following attributes:

•	A balanced mix of annual cash and long-term equity incentives that reward our NEOs for current performance and align their compensation with longer term performance and shareholder value creation.

•	No NEO severance plans or agreements, and no "golden parachute" agreements with cash payouts for the NEOs conditioned upon a change of control.

•	A structure for NEO compensation that attempts to comply with Internal Revenue Code requirements to tax deductibility.

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Option plan awards were also allocated, pursuant to our option plan, by the Compensation Committee. These awards were principally based on the performance of the NEO and certain other key employees since the Compensation Committee determined that these individuals were instrumental in achieving the Company's performance in fiscal year 2014.

Compensation Philosophy and Objectives

Our philosophy is to align NEO compensation with our strategic objectives, while providing competitive compensation that enables us to attract and retain top quality executive talent. To that end, the primary objectives of our NEO compensation policy are to:

•	Provide compensation in a manner that allows for management to share in the risks and potential rewards of our enterprise growth.

•	Maintain the common interest of NEOs and our shareholders in our long-term growth through a focus on stock options.

•	Provide incentives for short-term success-oriented operation through our annual cash incentive program.

•	Attract and retain individuals with the leadership and technical skills to carry the Company into the future and to grow the business.

Principal Components of Executive Compensation

The principal components of our executive compensation program are:

•	Base salary

•	Annual cash incentive plan; and

•	Long-term, equity-based incentives

Mix of Compensation Components

NEO compensation is based on our pay-for-performance philosophy, which rewards executive performance that correlates closely with the achievement of both shorter-term performance objectives and longer-term stockholder value. To this end, a substantial portion of our executives' annual and long-term compensation is at-risk, meaning that the ultimate value of their compensation is largely or entirely dependent on our overall growth and success. We believe that this benefits our Company and stockholders by ensuring that our management team has strong commitment to the health of our entire Company.

Target Pay Philosophy - How We Use Our "Comparator Group"

Our NEO compensation is reviewed against executive compensation at a designated set of publicly-traded companies (which we call our "Comparator Group"). Historically, our Comparator Group was constructed using companies that are similar to us in terms of their total revenues, manufacturing focus and profitability and for which executive officer positions were comparable to ours in terms of breadth, complexity and scope of responsibilities.

Historically, our Comparator Group included manufacturing companies with an optical, electronics and/or engineering focus having revenues ranging from $400 million to approximately $1.0 billion with return on sales of approximately 10% or higher over a three-year period. The latest NEO compensation comparative analysis was completed in December 2011.

In December 2011, the Company hired Radford, an independent third party compensation consulting firm, to assist with the NEO compensation analysis. Radford provided an analysis of data from peer companies' proxy filings with respect to similarly situated individuals at a Comparator Group of companies and compensation survey sources. The Comparator Group in this analysis included manufacturing companies with a semiconductor and/or capital equipment background having revenues ranging from approximately $200 million to approximately $1.6 billion. The Comparator Group consisted of the following companies: Coherent Inc., Newport Corp., GSI Group, FLIR Systems, Inc., Aeroflex Inc., MTS Systems, Inc., Littlefuse Inc., Altra Holdings Inc., Blount International, Cymer, Electro Scientific Industries, FEI Company, Finisar, II-VI Inc., IPG Photonics, Measurement Specialties, MKS Instruments, NN Inc., and Veeco Instruments. This Comparator Group is consistent with the Comparator Group used in the 2007 NEO compensation analysis. The results of this third party study have shown that the Company's NEO total compensation is positioned at the 50th percentile of the Comparator Group. This report supports the Company's NEO compensation packages in comparison to the Comparator Group.

The Compensation Committee retained Radford in November 2012 to provide an update to the executive compensation review conducted in December 2011. This update was intended to present the Compensation Committee with the appropriate facts and data to make decisions regarding executive compensation.

The Compensation Committee evaluates the total compensation package of our NEOs against the total compensation package of NEOs in the Radford Comparator Group. The individual components of the total package and the relative size of each component to the total compensation package are used in this consideration, although the Committee does not seek to match any particular percentile among the Comparator Group. Instead, the Committee considers information on our Comparator Group in order to get a general sense of compensation trends in our industry and the appropriateness of our NEO compensation packages. It relies on proxy statements, and executive compensation surveys for data on current market pay practices and trends.

Components of Executive Compensation for fiscal year 2014

As is our general philosophy, for fiscal year 2014, the Compensation Committee used a three-pronged approach to our executive compensation program: 1) base salary; 2) annual cash incentive plans; and 3) long-term equity-based compensation. We believe that this program balances the mix of cash and equity compensation, and leaves an appropriate portion of each NEOs compensation package "at-risk". Historically, executive compensation for a particular fiscal year is reviewed and finalized by the Compensation Committee during its first meeting in the current fiscal year.

Base Salary

The Compensation Committee considers relevant market pay practices when setting executive compensation to ensure our ability to recruit and retain high caliber talent. The Compensation Committee sets base salary levels for executive officers each year based on a number of factors, including the status of the competitive marketplace for such positions, the responsibilities of the position, the experience of the individual, the individual's performance and contributions to the Company during the past year, and our desire to maintain internal equity in pay structure in relationship to other executives within the Company and against the executive compensation of our Comparator Group. Base salary is the one fixed component of our executives' total direct compensation, in contrast to incentive compensation, which is based on our performance. The Compensation Committee reviews the base salaries of executive officers annually and whenever an executive is promoted. The Compensation Committee meets with the Chief Executive Officer to review recommendations on changes, if any, in base salary of each NEO (other than the Chief Executive Officer).

The Compensation Committee reviews and approves changes in the base salary of the Chief Executive Officer. Our NEOs' base salaries trend towards the low end of the range of base salaries in our Comparator Group for that position.

For more information regarding our NEOs' base salaries for fiscal year 2014, see the "Summary Compensation Table" on pages 19 and 20.

Cash Incentive Plan

The Compensation Committee has established a Cash Incentive Plan for our NEOs in order to align executive compensation with the Company's revenue, operating profit and net income objectives.

Under the Cash Incentive Plan actual bonus payouts are determined by the Compensation Committee based upon the actual performance of the NEO against the targeted goals. The Chief Executive Officer approves all individual awards under the Cash Incentive Plan except his own and the NEOs', which are approved by the Compensation Committee in its sole discretion. The Cash Incentive Plan is available to all NEOs and selected other members of the Company's senior management. Awards to the NEOs under the Cash Incentive Plan paid for fiscal year 2014 appear in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column. The selected participants receive incentive awards designed to focus management's attention and effort on the attainment of pre-established annual performance goals.

Target Opportunities. Each participant in the Cash Incentive Plan is assigned a target award opportunity, expressed as a percentage of the annual base salary, which percentage is set forth in the participant's employment agreement or offer letter, as applicable. For fiscal years 2013 and 2014, the target award opportunity for Mr. Braun was 70% of his base salary, the target award opportunity for Messrs. Hefter, Merk, Molnar and Mrs. Mittelstaedt were 50% of their base salaries.

Pre-Established Performance Goals. For Messrs. Braun, Hefter, Molnar and Merk, and Mrs. Mittelstaedt, the performance goals are based upon consolidated revenues and consolidated net income for the fiscal year. In addition, Mr. Molnar's and Mr. Merk's performance goals include pre-established individual goals which are determined to be important in relationship to the position they maintain within the Company.

For each metric, a specific target performance goal and a defined performance range around the target are established. The performance range consists of a threshold, minimum performance level, and a maximum performance level for each NEO. The cash incentive award is guaranteed if the applicable targets are reached. Details of these metrics are included in the Executive Summary beginning on page 11.

For fiscal year 2014, if we reached our threshold targets, Mr. Braun would have been entitled to 35% of his base salary; Messrs. Hefter, Merk and Molnar and Mrs. Mittelstaedt would have been entitled to 25% of their base salary. If we reached our target goals, Mr. Braun would have been entitled to 70% of his base salary; Messrs. Hefter, Merk and Molnar, and Mrs. Mittelstaedt would have been entitled to 50% of their base salary. If we reached the maximum performance target, Mr. Braun would have been entitled to 77% of his base salary; and Messrs. Hefter, Merk and Molnar and Mrs. Mittelstaedt would have been entitled to 55% of their base salary. The Compensation Committee does have "negative" discretion to reduce the size of any award if the relevant targets are met. Additionally, the Compensation Committee has the discretion to provide an award given the overall performance of the Company if specific target goals are not met.

Our target goals are intended to be attainable yet challenging. However, they are set high enough that significantly exceeding them would require performance in excess of our expectations. We believe that if financial targets are not attainable, the Cash Incentive Plan will lose the motivational effect it was designed to achieve and payouts will lag behind competitive market levels.

Long-Term Incentive Compensation - Stock Options

We believe that long-term equity incentive compensation is an integral component of our compensation program because it has the effect of recruiting, retaining and motivating high-quality employees. In addition, we believe that long-term incentive compensation aligns executives' interests with the interests of shareholders, and rewards the achievement of the Company's long-term strategic goals. Grants of long-term incentive awards are based on Company performance, and targeted at levels that approximate market value of equity incentive compensation for executives holding comparable positions at companies in the Comparator Group, utilizing the same compensation data used for setting total annual compensation. In November of each fiscal year, the Compensation Committee reviews and approves the stock options to be granted to executives and other eligible employees who participate in the Company's long-term incentive programs. Generally, in recent years, stock options have been granted to executive officers with stock options being used as a compensation component over the vesting period of the options, generally five years.

All equity awards granted in fiscal year 2014 were granted from our 2007 Incentive Stock Plan. Some features of our stock option program include:

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Options vest ratably over 5 years, which means that twenty percent (20%) of the options will become exercisable one year from the date of grant, and an additional 20% of the option will become exercisable each year thereafter;

•	The term of each grant does not exceed ten (10) years; and

•	The exercise price is equal to the closing market price on the date of grant.

For additional information concerning the timing of grants of stock options, see "Equity Grant Practices" below.

In November 2013, the Committee awarded stock options to each of the NEOs as follows: Mr. Braun 40,000 shares; Mr. Merk and Mrs. Mittelstaedt 30,000 shares; and Mr. Molnar 25,000 shares; and Mr. Hefter 20,000 shares. We determined the size of each NEO's grant based on our previous year's performance and the relative performance of each NEO and his or her seniority and responsibilities. In addition, the Committee considered the historical equity compensation awards by companies in our Comparator Group.

Although the Compensation Committee has the authority under our 2007 Incentive Stock Plan to grant stock appreciation rights, stock grants, and stock units in addition to stock options, in recent years we have used only stock options because we believe that options provide NEOs the best opportunity to purchase and maintain an equity position in the Company and to share in the appreciation of the value of our Common Stock. However, we may grant other forms of equity compensation in the future. We do not currently have any stock ownership guidelines or requirements in place for our executive officers; however, we have designed our equity incentive compensation to encourage stock ownership by management.

Equity Grant Practices

Historically, the Company has issued stock options primarily in one of three situations: (1) to employees periodically as an incentive for continued, productive employment and retention; (2) to new employees as a component of an offer of employment and an incentive to attract them to the Company and (3) to new employees in connection with an acquisition as an incentive for continued productive employment with the Company after the acquisition is complete. All stock options are issued with an exercise price equal to the closing market value of a share of our Common Stock on the date of grant.

Stock options are granted, at the discretion of the Compensation Committee, to groups of employees from time to time at a regularly scheduled meeting of the Compensation Committee. The exact amount of these grants to NEOs in 2014 is shown in the "Grants of Plan Based Awards" table on page 21. The Compensation Committee approves all grants to employees and no authority to make grants has been delegated to management. Stock options may be granted to new employees as a component of their overall compensation package. These option grants are approved by the Compensation Committee.

The Company may also issue options as a component of an acquisition. When this occurs, the options are approved by the Compensation Committee at a special meeting or as part of a regular meeting. No such options were issued during fiscal year 2014 and we do not currently anticipate issuing options under such circumstances.

Long-Term Incentive Compensation-Pension Plans

RSL Pension Plan

Messrs. Braun and Hefter, and Mrs. Mittelstaedt participate in the Rofin-Sinar Laser GmbH Pension Plan (the "RSL Pension Plan") for RSL executives, an unfunded plan in accordance with the typical practices of German companies. The RSL Pension Plan provides pensions to participants who (i) retire on or after age 60 or terminate employment due to a permanent disability and (ii) have served at least 10 years with RSL at the time of separation.

The annual benefits payable under the RSL Pension Plan, which commence at the statutory retirement age of 65 for Messrs. Braun and Hefter, and 67 for Mrs. Mittelstaedt (according to German law), are based upon the age at which the participant leaves RSL.

Book reserves are kept to record benefits accruals under the RSL Pension Plan. Messrs. Braun and Hefter, and Mrs. Mittelstaedt joined or were deemed to have joined (as applicable) the RSL Pension Plan on November 1, 1984, October 1, 1984, and January 1, 1997, respectively. Assuming retirement at or after age 60, Messrs. Braun and Hefter, and Mrs. Mittelstaedt would receive a monthly pension benefit of $3,621, $1,174 and $784, respectively (at the weighted average Euro/U.S. dollar exchange rate in effect during the fiscal year ended September 30, 2014).

Rofin-Sinar Inc. Pension Plan

In 1996 we adopted a defined benefit plan for employees of Rofin-Sinar Inc. known as the Rofin-Sinar Inc. Pension Plan (the "RSI Plan"). Under the RSI Plan, employees receive annual pension benefits equal to the product of (i) the sum of 1.125% of the first $12,000 of average final compensation and 1.5% of "average final compensation" in excess of that amount, and (ii) the number of years of service in which the employee was employed by a participating employer. Average final compensation is based upon the period of four consecutive plan years out of the last ten full plan years preceding the employee's retirement which produces the highest amount. Mr. Molnar is currently the only NEO participating in the RSI Plan. The RSI plan was frozen and a nonqualified benefit plan was created to ensure employees who were in the RSI plan would receive the same level of benefits. The only difference in the new plan is that it requires a lump sum payment upon termination.

Assuming retirement at or after age 62, Mr. Molnar would receive an estimated monthly benefit of $4,454.

Perquisites and Other Benefits

During fiscal year 2014, we did not provide perquisites or personal benefits to executive officers, other than leased automobiles, as disclosed in the Summary Compensation Table.

Employment Agreements with Named Executive Officers

Messrs. Braun, Merk and Hefter, and Mrs. Mittelstaedt have employment agreements with us, under which they are entitled to specified base salaries, adjusted by the Compensation Committee, plus the opportunity to participate in the Cash Incentive Plan. Each employment agreement has an indefinite term, subject to termination by either the Company and RSL or the executive upon two years' prior written notice to the end of the year, in the case of Messrs. Braun and Hefter; one year's written notice to the end of the year in the case of Mrs. Mittelstaedt; and six months prior written notice in the case of Mr. Merk. In accordance with the employment agreements, each executive has agreed (i) not to disclose or exploit any of the Company's Confidential Information (as defined therein), and (ii) to assign to the Company all inventions or improvements made by the executive in the course of his or her employment with the Company, and in the case of Messrs Braun and Hefter and Mrs. Mittelstaedt, not to compete with the Company for a six month period after the completion of his or her applicable term of employment. During the six month non-competition period, the executive is generally entitled under German law to receive half of his or her monthly salary. The employment agreements do not provide for severance. Mr. Molnar is subject to a written offer letter specifying his base salary plus the opportunity to participate in the Cash Incentive Plan.

Change-In-Control Arrangements and Agreements

The Company does not have any change-in-control agreements or arrangements in place for any of its NEOs, other than the general change in control provision as described in the 2007 Incentive Stock Plan as described on page 25.

Tax and Accounting Considerations

Tax Deductibility of Compensation Expense. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), places a limit of $1,000,000 on the amount of compensation to certain officers that may be deducted by the Company as a business expense in any tax year unless, among other things, the compensation is performance-based and has been approved by the shareholders. To qualify as performance-based compensation, the amount of compensation must depend on the officer's performance against pre-determined performance goals established by a committee that consists solely of at least two "outside" directors who have never been employed by the Company or its subsidiaries. It is the policy of the Compensation Committee to periodically evaluate the qualification of compensation for exclusion from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code while maintaining flexibility to take actions with respect to compensation that it deems to be in the interest of the Company and its stockholders which may not qualify for tax deductibility.

So that the Compensation Committee may retain maximum flexibility to structure performance targets based on corporate and individual metrics designed to achieve our various corporate goals, our Cash Incentive Plan does not conform to the requirements of Section 162(m). However, stock option awards granted to our executive officers have been structured so that the compensation realized when the stock options are exercised should be treated as performance-based compensation exempt from the deduction limitation of Section 162(m). The Compensation Committee does not believe that any loss of deductibility under Section 162(m) would have a material impact on the financial condition of the Company.

Tax Implications for Officers. Section 409A of the Internal Revenue Code imposes additional income taxes on executive officers for certain types of deferred compensation that do not comply with Section 409A. Because the Company does not provide deferred compensation to the NEOs, this limitation should not have an impact on the structure of the compensation program for the officers. Section 280G of the Internal Revenue Code imposes an excise tax on payments to executives of severance or change of control compensation that exceed the levels specified in Section 280G. The NEOs could receive the amounts as explained on page 25 in the section entitled "Potential Payments Upon Termination or Change in Control" as severance or change of control payments, but the Compensation Committee does not consider their potential impact in compensation program design.

Accounting Considerations. The Compensation Committee also considers the accounting and cash flow implications of various forms of executive compensation. In its financial statements, the Company records salaries and performance-based compensation incentives as expenses in the amount paid, or to be paid, to the NEOs. Accounting rules also require the Company to record an expense in its financial statements for equity awards, even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with Financial Accounting Standards ("FASB") ASC Topic 718 (formerly known as SFAS 123(R)). The Compensation Committee believes, however, that the many advantages of equity compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them.

Consideration of Compensation Programs and their Relationship to the Encouragement of Risk-Taking

The Compensation Committee has reviewed all of the plans described above, and does not believe that any of them encourage our NEOs to take unnecessary or excessive risks that threaten our value. The features of these plans do not make it likely that taking unnecessary or excessive risks that threaten our value will provide greater compensation than actions that involve a prudent level of risk. The equity-based plans encourage our NEOs and other employees to focus on increasing shareholder value over a period of years. The pension plans provide helpful ways for our employees to save for retirement. The Compensation Committee believes that the plans described above do not pose any unnecessary risks, and do not encourage employees to manipulate reported earnings to enhance the compensation of any employee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management.

Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Gary K. Willis, Chairman
Ralph E. Reins
Daniel J. Smoke
Stephen D. Fantone

The foregoing report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table summarizes compensation for our Named Executive Officers, or NEOs, for the fiscal year ended September 30, 2014. All subsequent tables and information will be presented for these employees as applicable.

SUMMARY COMPENSATION TABLE (1)
FISCAL YEAR ENDED SEPTEMBER 30, 2014

Name and Principal Position	Year	Salary	Option Awards (3)	Non-Equity Incentive Plan Compensation (2)	Change in Pension Value (4)	All Other Compensation		Total

GUNTHER BRAUN	2014	$427,142	$632,367	$—	$(126,993)	$10,987	(6)	$943,503
President, Chief Executive Officer	2013	$402,718	$608,220	$64,177	$63,722	$10,948	(6)	$1,149,785
	2012	$388,771	$725,640	$52,206	$45,884	$11,077	(6)	$1,223,578

INGRID MITTELSTAEDT	2014	$252,021	$351,410	$—	$(15,713)	$16,887	(6)	$604,605
Executive Vice-President Finance and Administration And	2013	$244,742	$322,520	$52,514	$10,257	$16,400	(6)	$646,433
Chief Financial Officer	2012	$236,214	$372,160	$52,206	$7,481	$15,208	(6)	$683,269

THOMAS MERK	2014	$263,304	$388,400	$—	$—	$13,116	(6)	$664,820
Managing Director, Rofin-Baasel Lasertech GmbH & Co. KG	2013	$245,251	$368,580	$65,643	$—	$11,881	(6)	$691,355
Chief Operating Officer Micro & Marking Business	2012	$239,573	$435,600	$65,257	$—	$11,205	(6)	$751,635

LOUIS MOLNAR	2014	$273,854	$328,247	$67,769	$104,690	$17,657	(5)	$792,217
President, RS Inc.; President, RB Inc.	2013	$265,885	$316,310	$69,006	$60,534	$15,554	(5)	$727,289
Chief Operating Officer Macro Business	2012	$258,138	$372,160	$71,549	$124,143	$15,696	(5)	$841,686

ULRICH HEFTER	2014	$252,021	$317,503	$—	$(44,004)	$10,930	(6)	$536,450
Chief Technical Officer	2013	$244,742	$316,310	$27,859	$4,687	$10,614	(6)	$604,212
	2012	$236,214	$372,160	$39,154	$19,792	$10,530	(6)	$677,850

1.
Amounts paid in Euro have been converted into U.S. dollars at the weighted average exchange rate for the relevant fiscal year (for fiscal year ended September 30, 2014: US$1.00: Euro 0.7397; for fiscal year ended September 30, 2013: US$1.00: Euro 0.7617 and for fiscal year ended September 30, 2012: US$1.00: Euro 0.7662)

2.
Represents cash amounts awarded by the Compensation Committee and paid to NEOs under our Cash Incentive Plan. Please refer to the Compensation Discussion and Analysis beginning on page 11 and the "Grants of Plan-Based Awards" table on page 21 for more details regarding this plan.

3.
In accordance with applicable SEC rule, the valuation of the stock awards in this table is based upon the grant date fair value of option awards. The value of option awards represents the dollar amount expensed in the Company's financial statement in 2014 for option awards pursuant to the FASB's authoritative guidance on stock compensation; and includes awards made in 2009 and prior years. Pursuant to SEC rules, the amounts exclude the impact of estimated forfeitures. See the Grants of Plan-Based Awards Table beginning on page 21 for grant specific information. Refer to Note 19 Stock Incentive Plans in the Company's financial statements in the Form 10-K for valuation assumptions.

4.
Represents the aggregate change in the actuarial present value of the accumulated benefits under the pension plans described in the Compensation Discussion and Analysis under Long-Term Incentive Compensation-Pension Plans beginning on page 15.

5.
$8,057, $5,954, and $6,086 of matching contributions were made by RSI on behalf of Mr. Molnar in accordance with the Rofin-Sinar Inc. 401(k) Plan for the fiscal years ended September 30, 2014, 2013, and 2012 respectively. Additionally, $9,600 was paid in auto allowance to Mr. Molnar for all years presented.

6.	Represents the value of Company leased cars received by the employees.

The following table provides additional information about grants of our plan-based awards to our NEOs in the fiscal year ended September 30, 2014.

GRANTS OF PLAN-BASED AWARDS
FISCAL YEAR ENDED SEPTEMBER 30, 2014

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date (2)	Threshold $	Target $	Maximum $	Number of Securities Underlying Options (3)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards (4)

Gunther Braun		$150,597	$301,194	$331,313
	11/6/2013				40,000	$25.19	$468,800

Ingrid Mittelstaedt		$63,468	$126,935	$139,629
	11/6/2013				30,000	$25.19	$351,600

Thomas Merk		$65,826	$131,652	$144,817
	11/6/2013				30,000	$25.19	$351,600

Louis Molnar		$68,464	$136,927	$150,620
	11/6/2013				25,000	$25.19	$293,000

Ulrich Hefter		$63,468	$126,935	$139,629
	11/6/2013				20,000	$25.19	$234,400

1.
These columns consist of potential awards under our Cash Incentive Plan for fiscal year 2014. The Threshold column represents the minimum amount payable when threshold performance goals are met. The Target column represents the amount payable if specified performance targets are met. The Maximum column represents the maximum amount payable under the Plan for 2014 based on the highest target levels. Amounts are based on the executives' current salary as of the end of the Company's fiscal year. See the Summary Compensation Table for actual amounts earned under the fiscal year 2014 Plan and refer to page 14 for a discussion of our Cash Incentive Plan.

2.	Grant date coincides with the date the Compensation Committee approved the granting of shares. Additionally, the exercise price is based on the closing market price on the date of grant.

3.	The amounts listed reflect stock options granted under our 2007 Incentive Stock Plan and are described in the Outstanding Equity Awards at Fiscal Year End Table below.

4.
The grant date fair value of the option awards has been computed in accordance with FASB ASC Topic 718 (formerly known as SFAS No. 123(R)), which requires that we recognize as compensation expense the value of all stock-based awards, including stock options, granted to employees in exchange for services over the requisite service period, which is typically the vesting period, but excluding forfeiture assumptions that are used in calculating equity award expense in the Company's financial statements. Refer to Note 19 to the Company's Consolidated Financial Statements on Form 10-K for the fiscal year ended September 30, 2014 for the relevant weighted-average assumptions underlying the valuation of the option awards.

This table summarizes the equity awards held by our NEOs which are outstanding as of September 30, 2014.

OUTSTANDING OPTION AWARDS (1)
AS OF FISCAL YEAR ENDED September 30, 2014

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Guenther Braun	80,000	—	$17.110	3/17/2015
	20,000	—	$15.825	5/4/2015
	100,000	—	$26.045	3/16/2016
	100,000	—	$28.500	3/15/2017
	60,000	—	$40.200	3/19/2018
	40,000	—	$15.040	3/18/2019
	40,000	10,000	$22.830	3/18/2020
	30,000	20,000	$35.190	3/16/2021
	20,000	30,000	$25.950	3/16/2022
	12,000	48,000	$27.590	3/14/2023
	—	40,000	$25.190	11/6/2023

Ingrid Mittelstaedt	32,000	—	$26.045	3/16/2016
	50,000	—	$28.500	3/15/2017
	25,000	—	$40.200	3/19/2018
	20,000	—	$15.040	3/18/2019
	20,000	5,000	$22.830	3/18/2020
	15,000	10,000	$35.190	3/16/2021
	10,000	15,000	$25.950	3/16/2022
	6,000	24,000	$27.590	3/14/2023
	—	30,000	$25.190	11/6/2023

Thomas Merk	15,000	—	$17.110	3/17/2015
	50,000	—	$26.045	3/16/2016
	60,000	—	$28.500	3/15/2017
	30,000	—	$40.200	3/19/2018
	30,000	—	$15.040	3/18/2019
	24,000	6,000	$22.830	3/18/2020
	18,000	12,000	$35.190	3/16/2021
	12,000	18,000	$25.950	3/16/2022
	6,000	24,000	$27.590	3/14/2023
	—	30,000	$25.190	11/6/2023

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Louis Molnar	50,000	—	$26.045	3/16/2016
	50,000	—	$28.500	3/15/2017
	25,000	—	$40.200	3/19/2018
	5,000	—	$15.040	3/18/2019
	20,000	5,000	$22.830	3/18/2020
	15,000	10,000	$35.190	3/16/2021
	10,000	15,000	$25.950	3/16/2022
	5,000	20,000	$27.590	3/14/2023
	—	25,000	$25.190	11/6/2023

Ulrich Hefter	30,000	—	$17.110	3/17/2015
	40,000	—	$26.045	3/16/2016
	50,000	—	$28.500	3/15/2017
	25,000	—	$40.200	3/19/2018
	25,000	—	$15.040	3/18/2019
	20,000	5,000	$22.830	3/18/2020
	15,000	10,000	$35.190	3/16/2021
	10,000	15,000	$25.950	3/16/2022
	5,000	20,000	$27.590	3/14/2023
	—	20,000	$25.190	11/6/2023

1.
The options listed above vest 20% per year over a five year period from the grant date and the grant date is ten years prior to the expiration date. See "Potential Payment upon Termination or Change in Control" on page 56 for potential acceleration provisions.

This table provides information about the value realized by the NEOs upon the exercise of options which occurred during the fiscal year ended September 30, 2014. During fiscal year 2014, none of the NEOs acquired shares upon vesting of stock awards.
OPTION EXERCISES
FISCAL YEAR ENDED SEPTEMBER 30, 2014

	Option Awards
Name	Number of Shares Acquired on Exercise (1)	Value Realized on Exercise (2)
Guenther Braun	80,000	$600,600
Ingrid Mittelstaedt	—	$—
Thomas Merk	—	$—
Louis Molnar	—	$—
Ulrich Hefter	30,000	$270,750

1.	Includes the shares of Common Stock received upon the exercise of stock options which were immediately sold, as reflected in the report on Form 4 filed with the Securities and Exchange Commission.

2.
The value realized on exercise represents the difference between the exercise price of the stock options and the market price of the Common Stock at exercise multiplied by the number of shares underlying the Option exercised.

Potential Payments upon Termination or Change in Control

Effective March 15, 2007, our stockholders approved the Rofin-Sinar Technologies Inc. 2007 Incentive Stock Plan ("the 2007 Incentive Plan"). The 2007 Incentive Plan supersedes the Rofin-Technologies Inc. 1996 Non-Employee Directors' Stock Plan and the Rofin-Sinar Technologies Inc. 2002 Equity Incentive Plan. Under the above stock option plans, unless the Compensation Committee determines otherwise in its sole discretion, if an employee's employment with the Company shall terminate by any reason other than death, disability, or retirement, an employee has up to sixty days from the date of such termination or until the expiration of the stated term of stock award, whichever period is shorter, to exercise any options that were exercisable on the date of such termination. If an employee's employment with the Company terminates by reason of death, disability, or retirement, an employee has up to one year from the date of such termination or until the expiration of the stated term of stock award, to exercise any options that were exercisable on the date of such termination.

As amended in 2011, upon any Change in Control, the Board shall have the right to cancel all outstanding Options, Stock Appreciation Rights, Stock Grants and Stock Unit Grants after providing each Eligible Employee and Director a reasonable period to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants or Stock Unit Grants and the cash payable under any Stock Unit Grants.

Except as otherwise provided in the applicable award agreement, and to the extent permitted under Section 409A of the Code, if an award granted under this Plan is assumed, continued, or replaced by the Company or successor after the Change Effective Date of the Change in Control, and if the holder's service with the Company or its successor is terminated coincident with or within one year following the Change Effective Date either by the Company or its successor without Cause or by the holder for Good Reason, then all conditions to the exercise of such holder's outstanding Options and Stock Appreciation Rights on the date of termination and any and all outstanding issuance and forfeiture conditions on any Stock Grants and Stock Unit Grants held by the holder on such date automatically shall be deemed 100% satisfied as of the date of such termination of service.

The following constitute a change of control under the stock plans:

•	any acquiring person becomes the beneficial owner of twenty percent (20%) or more of the then outstanding shares of Common Stock;

•	the shareholders of the Company approve a merger or consolidation;

•	the shareholders approve a plan of reorganization or complete liquidation of the Company

In addition, in accordance with German law and their employment agreements, each of Messrs. Braun, Merk and Hefter, and Mrs. Mittelstaedt will, in the event they resign or are terminated by the Company, be entitled to receive one-half of his or her monthly salary if the Company determines to enforce their six month non-competition period. We would pay these amounts in equal monthly installments over six months.

The following table sets forth, for each of the following NEOs, the potential amount that such NEO would realize upon the exercise of vested options held by the NEO as of September 30, 2014, and the payments to which he or she would be entitled in connection with the non-compete clause in the relevant employment agreement, assuming a termination or change in control as of September 30, 2014. The amounts shown are based on the difference between the exercise price of the vested option and the closing price of the Common Stock on NASDAQ on September 30, 2014.

Name	Acceleration of Unvested Stock Options Upon Change in Control	Options Upon Termination	Payments During the Six Month Non-Compete Period
Guenther Braun	$953,000	$950,700	$107,569
Ingrid Mittelstaedt	$166,150	$165,000	$63,468
Thomas Merk	$336,750	$335,370	$65,826
Louis Molnar	$45,850	$44,700	N/A
Ulrich Hefter	$384,750	$383,600	$63,468

NON-EMPLOYEE DIRECTOR COMPENSATION

The Compensation program for non-employee directors is reviewed annually by our Compensation Committee to ensure the program remains competitive. As part of the Compensation Committee's review, the types and levels of compensation offered to our non-employee directors are compared with those provided by a select group of comparable companies. Additionally, in January 2012 the Company hired Radford, a third party compensation consulting firm, to assist with the analysis of the non-employee directors' compensation. The report has shown that the Company's average total non-employee director compensation approximates the market's 25th percentile. The Compensation Committee strives to set compensation levels that are competitive. The result of the report supports this goal.

Cash Compensation Paid to Board Members

Non-employee directors are entitled to receive an annual case retainer in the amount of $35,000 for service on the Board and attendance fees of $2,000 for each Board meeting ($1,000 for telephonic meetings). Directors are also reimbursed for reasonable travel expenses incurred in connection with their duties as directors of the Company.

In addition to the annual retainer for each non-employee director, each non-employee director who chairs the Audit, Compensation and Nominating Committees are entitled to an additional cash retainer in the amount of $10,000, $7,000 and $4,000, respectively, for such service. The Lead Director is also entitled to an additional cash retainer in the amount of $12,000 for such service. Attendance fees are paid for Committee meetings as follows: $1,500 for each Audit Committee meeting ($750 for telephonic meetings), $1,000 for each Compensation and Nominating Committee meeting ($500 for telephonic meetings); and $1,500 for each other committee meeting ($750 for telephonic meetings), subject to review by the Board. Directors are also reimbursed for reasonable travel expenses incurred in connection with their duties as members of the Committees.

Non-cash Compensation

The Company has reserved 3,100,000 shares of Common Stock under the 2007 Incentive Stock Plan as amended March 16, 2011, to provide for the grant of options to purchase Common Stock ("options"), grants of shares of Common Stock ("stock grants"), stock units, and stock appreciation rights ("SARs") to certain eligible employees and to non-employee directors. As amended by stockholders on March 16, 2011, the annual Stock Grant to Directors for their service as members of the Board of Directors will be fully vested upon grant. During fiscal year 2014, outside directors each received 3,000 shares of Common Stock that were fully vested upon grant.

The following table shows the compensation paid in fiscal year 2014 to our non-employee directors. Directors who are also officers do not receive separate directors' fees and have been omitted from this table if they appear in the Summary Compensation Table on pages 19 and 20.

DIRECTOR COMPENSATION TABLE
FISCAL YEAR ENDED SEPTEMBER 30, 2014

Non-Employee Director	Fees Paid In Cash		Common Stock Value (1)	All Other Compensation ($)		Total
Daniel J. Smoke	$74,000		$72,960	$—		$146,960
Ralph E. Reins	$74,750		$72,960	$—		$147,710
Stephen D. Fantone	$65,250		$72,960	$—		$138,210
Gary K. Willis	$66,250		$72,960	$—		$139,210
Carl F. Baasel	$—		$—	$883,400	(2), (5)	$883,400
Peter Wirth	$54,318	(3)	$—	$44,198	(4), (5)	$98,516

1.
The value of the stock awards has been calculated as the total number of shares granted (3,000 annually) times the closing price ($22.91) of the Common Stock on the NASDAQ on October 1, 2014 (date of grant) and as reported on Form 4 filed with the Securities and Exchange Commission. Shares granted to non-employee directors vest immediately and therefore the fair value is equal to the closing market value on the date the shares were granted.

2.
Mr. Baasel received $834,945 as rental payments for the building he owns in Starnberg, Germany (see note 14 of the Form 10-K Annual Report). Mr. Baasel also received $48,455 from the Company as management consulting fees and non-employee director fees.

3.
In October 2009, Dr. Wirth retired as an executive of the Company. As Chairman of the Board, Dr. Wirth receives 40,000 Euros per year, payable in four installments, one after each Board of Directors meeting.

4.	Dr. Wirth retired from the Company in October 2009, this amount represents payments from the RSL Pension plan.

5.	Amounts paid in Euro have been converted into U.S. dollars at the weighted average exchange rate for the relevant fiscal year (for fiscal year ended September 30, 2014: US$1.00: Euro 0.7397).

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended September 30, 2014, included in the Company's Annual Report on Form 10-K. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Membership and Role of Audit Committee

Each of the members of the Audit Committee is independent as defined under the NASDAQ's listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors.

Review with Management

The Audit Committee reviews each of the Company's quarterly and annual reports, including Management's Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company's management and considers the audit reports prepared by the independent registered public accounting firm about the Company's annual report, as well as related matters such as the quality of the Company's accounting principles, alternative methods of accounting under Generally Accepted Accounting Principles and the preferences of the independent registered public accounting firm in this regard, the Company's critical accounting policies and the clarity and completeness of the Company's financial and other disclosures.

The Audit Committee reviewed management's report on internal control over financial reporting, required under Section 404 of the Sarbanes-Oxley Act of 2002 and related rules. As part of this review, the Audit Committee reviewed the bases for management's conclusions and the report of the independent registered public accounting firm on internal control over financial reporting. Throughout the fiscal year ended September 30, 2014, the Audit Committee reviewed management's plan for documenting and testing controls, the results of their documentation and testing, any deficiencies discovered and the resulting remediation of the deficiencies.

Review and Discussions with Independent Accountants

The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP their independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014, for filing with the SEC.

Audit Committee

Mr. Daniel J. Smoke
Audit Committee Member

Mr. Gary K. Willis
Audit Committee Chairman

Mr. Ralph E. Reins
Audit Committee Member

Dr. Stephen D. Fantone
Audit Committee Member

SECURITY OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND CERTAIN
BENEFICIAL OWNERS

The following table presents information regarding the beneficial ownership of our common stock, as of January 1, 2015, by each of our current directors, each nominee for election as a director, our executive officers named in the Summary Compensation Table, and all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Class
Peter Wirth	124,100	(4), (1)	*
Guenther Braun	516,000	(1)	1.84%
Ingrid Mittelstaedt	184,000	(1)	*
Thomas Merk	251,000	(1)	*
Louis Molnar	185,000	(1)	*
Ulrich Hefter	224,000	(1)	*
Carl F. Baasel	157,000		*
Ralph E. Reins	36,000	(3)	*
Gary K Willis	48,000		*
Daniel J. Smoke	44,000	(2)	*
Stephen D. Fantone	14,000		*
All directors and executive officers as a group (11 persons)	1,783,100		6.35%

* Less than one (1) percent of class.

1.
Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of Common Stock issuable under stock options that are exercisable within 60 days of January 1, 2015 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The amounts listed include the following shares of Common Stock that may be acquired within 60 days of January 1, 2015 through the exercise of stock options: Dr. Wirth, 105,000; Mr. Braun, 510,000; Mr. Merk, 251,000; Mrs. Mittelstaedt, 184,000; Dr. Hefter, 224,000; and Mr. Molnar, 185,000.

2.	400 of these shares are held by Mr. Smoke's spouse and are therefore indirectly held by Mr. Smoke.

3.	5,890 of these shares are held in a trust by Mr. Reins' spouse and 30,110 of these shares are held in a family trust and are therefore indirectly held by Mr. Reins.

4.	6,500 of these shares are held by Dr. Wirth's spouse and are therefore indirectly held by Dr. Wirth.

The following table presents information regarding beneficial ownership of our common stock by each person known to us to beneficially own more than 5% of our outstanding shares of common stock as of January 23, 2015.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Class
National Rural Electric Cooperative Association 4301 Wilson Boulevard Arlington VA 22203	1,458,799	(1)	5.19%
Third Avenue Management LLC 622 Third Avenue 32nd Floor New York, NY 10017	1,697,262	(2)	6.04%
First Eagle Investment Management LLC 1345 Avenue of the Americas New York, NY 10105	1,906,810	(3)	6.79%
Franklin Resources, Inc. Charles B. Johnson Rupert H. Johnson, Jr. One Franklin Parkway San Mateo, CA 94403-1906 Franklin Advisory Services, LLC One Parker Plaza Ninth Floor Fort Lee, NJ 07024-2938	2,333,864	(4)	8.31%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	1,718,408	(5)	6.12%
Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	2,817,578	(6)	10.03%
Blackrock, Inc. 40 East 52nd Street New York, NY 100022	2,428,778	(7)	8.65%

1.	This information is based solely on a Schedule 13G, filed with the SEC on February 14, 2014, signed by Peter R. Morris.

2.
This information is based solely on a Schedule 13G, filed with the SEC on February 14, 2014. Third Avenue Management LLC reported aggregate beneficial ownership of 1,701,340 shares, with sole voting power of 1,697,262 shares and sole dispositive power of 1,701,340 shares.

3.	This information is based solely on a Schedule 13G/A, filed with the SEC on February 14, 2014, signed by Mark Goldstein.

4.	This information is based solely on a Schedule 13G/A, filed with the SEC on February 12, 2014.

5.
This information is based solely on a Schedule 13G/A, filed with the SEC on February 12, 2014. The Vanguard Group reported aggregate beneficial ownership of 1,718,408; sole voting power of 45,366; sole dispositive power of 1,674,642; and shared dispositive power of 43,766.

6.	This information is based solely on a Schedule 13G/A, filed with the SEC on January 5, 2015.

7.
This information is based solely on a Schedule 13G/A, filed with the SEC on January 22, 2015. Blackrock, Inc. reported aggregate beneficial ownership of 2,428,778; sole voting power of 2,354,233; and sole dispositive power of 2,428,778.

STOCK EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding shares issued under the stock compensation plans as of September 30, 2014:

	Number of Securities to Be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans:

Not approved by shareholders	—	—		—

Approved by shareholders	3,109,850	$27	1/10	360,500

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The main facility in Starnberg is rented under a 25-year operating lease from the former minority shareholder of CBL, Mr. Baasel, who is also a member of the Board of Directors of the Company, and includes a clause to terminate the lease upon two-year notice. The Company paid expenses, mainly for rental expense of approximately $883,000, $846,000 and $837,000 to Mr. Baasel during fiscal years 2014, 2013, and 2012, respectively.

The Company believes that all transactions noted above, have been executed on an arms-length basis. Except for the foregoing, no director, officer, nominee director, 5% holder of the Company's shares, or immediate family member, associate or affiliate thereof, had any material interest, direct or indirect, in any transaction since the beginning of fiscal year 2013 or has any material interest, direct or indirect, in any proposed transaction, having a value of $120,000 or more.

PROPOSAL TWO
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP ("D&T"), as the Company's independent registered public accountants for the fiscal year ending September 30, 2015.

We are asking our shareholders to ratify the selection of D&T as our independent registered public accountants. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify appointment. Unless otherwise instructed, the proxy holder will vote the proxies received FOR the ratification of the appointment of D&T as the independent registered public accountants for the Company for fiscal year 2015.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. If the resolution ratifying the appointment of D&T as independent registered public accountants is approved by the stockholders, the Board of Directors nevertheless retains the discretion to select different auditors at any time during the year if the Board of Directors believes that change would be in the best interests of the Company and its stockholders.

A representative of D&T will not be present at the meeting; however, the Company's independent auditors will be available via telephone conferencing to make a statement if they desire to do so or to respond to appropriate questions.

The following table presents fees for professional audit services rendered by D&T, on an accrual basis, for the audit of the Company's annual financial statements for 2014 and 2013, respectively, and fees billed during fiscal years 2014 and 2013 for other services rendered by D&T.

	2014	2013
Audit fees	$1,276,807	$1,125,619
Audit related fees (1)	$—	$11,125
Audit and audit related fees	$1,276,807	$1,136,744
Tax fees (2)	$—	$—
All other fees	$—
Total fees	$1,276,807	$1,136,744

1.	Audit related fees consisted primarily of fees for services performed in connection with research and development grant awards.

2.	Tax fees consisted of fees for tax consultation and tax compliance services.

The Audit Committee pre-approves all audit and permitted non-audit services provided by the independent auditors. Mr. Smoke, the Audit Committee Chairman, has the delegated authority to pre-approve such services and these pre-approval decisions are presented to the full Audit Committee at its next scheduled meeting. During fiscal year 2014 and 2013, the Audit Committee pre-approved 100% of the total fees to D&T.

During the two most recent fiscal years ended September 30, 2014 and 2013, and through December 1, 2014, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

The Company has not consulted D&T on any of the matters referenced in Regulation S-K Item 304(a)(2) prior to D&T's appointment as the Company's independent registered public accounting firm.

Recommendation of the Board of Directors Concerning the Election of Independent Public Accountants:

The Board recommends a vote FOR ratification of the appointment of D&T as the Company's independent registered public accountants for the current fiscal year (Item 2 on the proxy card).

PROPOSAL THREE:
ROFIN-SINAR TECHNOLOGIES INC. 2015 INCENTIVE STOCK PLAN

On January 14, 2015, the Board of Directors unanimously approved, subject to stockholder approval, the adoption of the Rofin-Sinar Technologies Inc. 2015 Incentive Stock Plan (the "2015 Plan" or the "2015 Incentive Stock Plan") and the reservation of 1,800,000 shares for issuance thereunder.

The Board believes that equity awards are an important tool in recruiting, retaining and motivating our employees and directors. Equity awards align the interests of employees and directors with those of our stockholders and reward the achievement of our long-term strategic goals. The Board has recommended approval of the 2015 Plan, which allows for the issuance of equity-based awards, because it believes that the Company does not currently have a sufficient number of shares available under our 2007 Incentive Stock Plan (the "2007 Incentive Stock Plan").

The Board believes that the 2015 Plan will promote the interests of stockholders and is consistent with principles of good corporate governance, including:

•	Independent Committee. The 2015 Plan will be administered by our Compensation Committee, which is comprised entirely of independent directors who meet the NASDAQ standards for independence.

•
No Discounted Stock Options or SARs. All stock option and stock appreciation rights ("SAR") awards under the 2015 Plan must have an exercise or base price that is not less than the fair market value of the underlying Common Stock on the date of grant.

•	No Repricing. Other than in connection with a corporate transaction affecting the Company, the 2015 Plan prohibits repricing of stock options or SARs without stockholder approval.

•
Performance Awards. Under the 2015 Plan, the Compensation Committee may make stock grants or stock unit grants as performance-based awards intended to qualify as exempt performance-based compensation under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, (the "Code").

As of January 14, 2015, our 2007 Incentive Stock Plan has 6,750 shares available for the grant of equity awards. Upon stockholder approval, the 2015 Incentive Stock Plan will supersede the 2007 Incentive Stock Plan.

Reasons for Seeking Stockholder Approval

The Board believes that equity-based compensation is a critical part of the Company's compensation program. Stockholder approval of the 2015 Plan would allow us to continue to attract and retain directors, executives and other employees with equity incentives. In fiscal 2012, 2013 and 2014, the Company made equity awards under the 2007 Incentive Stock Plan totaling approximately 369,000 shares, 382,500 shares, and 354,500 shares, respectively. The Company estimates that the availability of 1,800,000 shares would provide a sufficient additional number of shares to enable the Company to make awards at historical average annual rates for the next 5 years.

In addition, stockholder approval of the 2015 Plan would preserve our ability to grant a range of tax-efficient stock-based incentive awards under the 2015 Plan. Section 162(m) generally provides that compensation provided to a publicly held corporation's CEO or any of its three most highly paid named executive officers (other than its CEO or CFO) is not deductible by the corporation for U.S. income tax purposes for any taxable year to the extent it exceeds $1 million. This limitation does not apply to compensation that qualifies as exempt performance-based compensation by meeting certain requirements under Section 162(m), including the requirement that the material terms including those of the related performance goals, be disclosed to and approved by stockholders every five years. For the 2015 Plan, these terms are described below under "Coverage, Eligibility and Grant Limits" and "Performance-Based Awards". Stockholders are being asked to approve, among other material terms, a set of business criteria on which performance goals may be based for future performance awards under the 2015 Plan. Although stockholder approval is one of the requirements for exemption under Section 162(m), even with stockholder approval there can be no guarantee that compensation will be treated as exempt performance-based compensation under Section 162(m). Further, our Compensation Committee will continue to have authority to provide compensation that is not exempt from the limits on deductibility under Section 162(m).

Our stockholders approved the 2007 Incentive Stock Plan at our annual meeting held in March 2007 and approved amendments to the 2007 Plan in March 2011. If stockholders do not approve this Proposal No. 3, the Company can continue to make awards under the 2007 Incentive Stock Plan, but the Company will have limited shares available for future grants.

Summary of the 2015 Plan

The following discussion summarizes the material terms of the 2015 Incentive Stock Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the 2015 Incentive Stock Plan, a copy of which is attached hereto as Appendix A.

Purpose

The primary purpose of the 2015 Incentive Stock Plan is (1) to attract and retain eligible employees and outside directors of the Company, (2) to provide an incentive to eligible employees and outside directors to work to increase the value of the Company's Common Stock, and (3) to provide eligible employees and outside directors with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

Administration

The 2015 Incentive Stock Plan will be administered by the Compensation Committee of the Company's Board of Directors, which will have at least two members, each of whom will be a non-employee director within the meaning of Rule 16b-3 and an outside director under Section 162(m). The Compensation Committee will have the authority to, among other things, interpret the 2015 Plan, determine eligibility for, grant and determine the terms of awards under the 2015 Plan, and to do all things necessary or appropriate to carry out the purposes of the 2015 Plan. Our Compensation Committee's determinations under the 2015 Plan are final and conclusive.

Coverage, Eligibility and Grant Limits

The 2015 Incentive Stock Plan provides for the grant of options to purchase Common Stock ("options"), grants of shares of Common Stock ("stock grants"), stock units, and stock appreciation rights ("SARs") (collectively, "Incentive Awards") to certain eligible employees and to outside directors. An eligible employee is any employee of the Company or any subsidiary, parent or affiliate of the Company who has been designated by the Compensation Committee to receive a grant under the 2015 Incentive Stock Plan. An outside director is any member of the Company's Board of Directors who is not an employee of the Company or a parent, subsidiary or affiliate of the Company. All of the Company's existing directors, other than Guenther Braun, Peter Wirth and Carl Baasel, would qualify as outside directors for purposes of the 2015 Incentive Stock Plan. The number of persons eligible to participate in the 2015 Plan is estimated to be approximately 97 employees and 4 outside directors.

No eligible employee or outside director in any calendar year may be granted an option to purchase more than 200,000 shares of Common Stock or an SAR based on the appreciation with respect to more than 200,000 shares of Common Stock or may be granted stock grants or stock units where the fair market value of the Common Stock subject to such grant exceeds $2,000,000 on the date of the grant. No more than 600,000 shares of Common Stock are available for stock grants or stock unit grants under the 2015 Incentive Stock Plan, and no more than 1,800,000 shares of Common Stock are available for grants of incentive stock options ("ISOs").

Shares Available for Issuance

There are 1,800,000 shares of Common Stock available for issuance under the 2015 Incentive Stock Plan. Any shares of Common Stock that remain unissued after the cancellation, expiration or exchange of an Incentive Award or that are forfeited after issuance will again be available for grants under the 2015 Incentive Stock Plan. However, if the option price under an option is paid (in whole or in part) in shares of Common Stock (including through a net share settlement procedure) or shares of Common Stock are tendered to the Company in satisfaction of a condition to a stock grant, such shares will not become available for issuance under the 2015 Incentive Stock Plan. Further, the number of Shares covered by a Stock Appreciation Right, to the extent that it is exercised and settled in Shares, and whether or not all the Shares covered by the Incentive Award are actually issued to the employee or director upon exercise of the Stock Appreciation Right, will be considered issued or transferred pursuant to teh 2015 Plan. Based on the closing market price of the Common Stock as of January 14, 2015, the aggregate market value of the 1,800,000 shares of Common Stock available for issuance under the 2015 Incentive Stock Plan was approximately $49.5 million.

Options

Under the 2015 Incentive Stock Plan, non-incentive stock options ("Non-ISOs") may be granted to eligible employees or outside directors by the Compensation Committee, but ISOs, which are intended to qualify for special tax treatment under Section 422 of the Code, only can be granted to eligible employees of the Company or a subsidiary or parent of the Company. Each option granted under the 2015 Incentive Stock Plan entitles the optionee to purchase the number of shares of Common Stock specified in the grant at the option price specified in the related option certificate. The terms and conditions of each option granted under the 2015 Incentive Stock Plan will be determined by the Compensation Committee, but no option will be granted at an option exercise price which is less than the fair market value of the Common Stock as determined on the grant date in accordance with the 2015 Incentive Stock Plan. In addition, if the option is an ISO that is granted to a ten percent stockholder of the Company, the option price may be no less than 110% of the fair market value of the shares of Common Stock on the grant date. Moreover, no eligible employee may be granted ISOs which are first exercisable in any calendar year for Common Stock having an aggregate fair market value (determined as of the date that the ISO was granted) that exceeds $100,000. Each option granted under the 2015 Incentive Stock Plan will be exercisable as provided in the related option certificate. Except as otherwise set forth in the related option certificate, all options granted under the 2015 Incentive Stock Plan will vest and become exercisable with respect to 20% of the shares subject to the option on each of the first five anniversaries of the date of grant. Any option granted will be subject to a minimum one-year vesting condition. No option may be exercisable more than ten years from the grant date or, if the option is an ISO granted to a ten percent stockholder of the Company, it may not be exercisable more than five years from the grant date.

Stock Appreciation Rights

SARs may be granted by the Compensation Committee to eligible employees and outside directors under the 2015 Incentive Stock Plan, either as part of an option or as stand-alone SARs. The terms and conditions for an SAR granted as part of an option will be set forth in the option certificate for the related option while the terms and conditions for a stand-alone SAR will be set forth in a SAR certificate. SARs entitle the holder to receive the appreciation of the fair market value of one share of Common Stock as of the date such right is exercised over the baseline price specified in the option or SAR certificate (the "SAR Value"), multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. The SAR Value for an SAR must equal or exceed the fair market value of a share of Common Stock as determined on the grant date in accordance with the 2015 Incentive Stock Plan. If an SAR is granted together with an option, then the exercise of the SAR will cancel the right to exercise the related option, and the exercise of a related option will cancel the right to exercise the SAR. An SAR granted as a part of an option will be exercisable only while the related option is exercisable. A stand-alone SAR will be exercisable as provided in the related SAR certificate. Except as otherwise set forth in the related option certificate or SAR certificate, all SARs granted under the 2015 Incentive Stock Plan will vest and become exercisable with respect to 20% of the shares subject to the SAR on each of the first five anniversaries of the date of grant. Any SAR granted will be subject to a minimum one-year vesting condition.

Stock Grants

Stock grants are grants that are designed to result in the issuance of Common Stock to the eligible employee or outside director to whom the grants are made, and stock grants may be granted by the Compensation Committee subject to such terms and conditions, if any, as the committee acting in its absolute discretion deems appropriate. The Compensation Committee, in its discretion, may prescribe that an eligible employee's or outside director's rights in a stock grant will be nontransferable or forfeitable or both unless certain conditions are satisfied. Except as otherwise set forth in the related stock grant certificate, all stock grants made under the 2015 Incentive Stock Plan will vest with respect to 20% of the shares subject to the stock grant on each of the first five anniversaries of the date of grant. However, unless the Compensation Committee determines that another vesting schedule better serves the Company's needs, the annual stock grant to outside directors for their service as members of the Board will be fully vested on grant. Each stock grant will be evidenced by a certificate which will specify what rights, if any, an eligible employee or outside director has with respect to such stock grant as well as any conditions applicable to the stock grant.

Except as otherwise set forth in the related stock grant certificate, if a cash dividend is paid on stock subject to a stock grant while such stock grant remains subject to forfeiture conditions or restrictions on transfer, then the cash dividend will be paid in cash directly to the eligible employee or outside director. Except as otherwise set forth in the related stock grant certificate, if a stock dividend is paid on Common Stock subject to a stock grant while such Common Stock remains subject to forfeiture conditions or restrictions on transfer, then the stock dividend will be held by the Company subject to the same conditions or restrictions as the related stock grant. Except as otherwise set forth in the related stock grant certificate, an eligible employee or outside director will have the right to vote Common Stock issued under a stock grant while such Common Stock remains subject to forfeiture conditions or restrictions on transfer.

Stock Units

Stock units are grants that are designed to result in the issuance of Common Stock or cash payments to the eligible employees and outside directors to whom grants are made, based on the fair market value of the Common Stock underlying the grant, and stock units may be granted by the Compensation Committee subject to such terms and conditions, if any, as the committee acting in its absolute discretion deems appropriate. The terms and conditions for a stock unit grant will be set forth in the certificate evidencing the grant. Except as otherwise set forth in the related stock unit grant certificate, all stock unit grants made under the 2015 Incentive Stock Plan will vest with respect to 20% of the shares subject to the stock unit grant on each of the first five anniversaries of the date of grant. A Stock Unit Grant will generally be settled as soon as practicable after the vesting date, but not later than March 15 of the year following the year in which vesting occurs.

Performance-Based Awards

If the Compensation Committee deems it in the Company's best interest, the Committee will make stock grants and stock unit grants to eligible employees subject to at least one condition related to one, or more than one, performance goal that may result in the stock grant or stock unit grant qualifying as "performance-based compensation" under Section 162(m). A performance goal may be set in any manner determined by the Compensation Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and no change may be made to a performance goal after the goal has been set, other than changes that would result in a lower payout or certain extraordinary, unusual or non-recurring items as described below.

A performance goal is one or more of the following: (1) the Company's return over capital costs or increases in return over capital costs, (2) the Company's total earnings or the growth in such earnings, (3) the Company's consolidated earnings or the growth in such earnings, (4) the Company's earnings per share or the growth in such earnings, (5) the Company's net earnings or the growth in such earnings, (6) the Company's earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, (7) the Company's earnings before interest and taxes or the growth in such earnings, (8) the Company's consolidated net income or the growth in such income, (9) the value of the Company's stock or the growth in such value, (10) the Company's stock price or the growth in such price, (11) the Company's return on assets or the growth on such return, (12) the Company's cash flow or the growth in such cash flow, (13) the Company's total shareholder return or the growth in such return, (14) the Company's expenses or the reduction of such expenses, (15) the Company's sales growth, (16) the Company's overhead ratios or changes in such ratios, (17) the Company's expense-to-sales ratios or the changes in such ratios, or (18) the Company's economic value added or changes in such value added.

When the Compensation Committee determines whether a performance goal has been satisfied for any period, the committee may make such determination using calculations that alternatively include and exclude one, or more than one, "extraordinary items" as determined under U.S. generally accepted accounting principles, and the Compensation Committee may determine whether a performance goal has been satisfied for any period taking into account the alternative which the committee deems appropriate under the circumstances. The Compensation Committee also may take into account any other unusual or non-recurring items, including the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including, without limitation, any factors that could result in the Company's paying non-deductible compensation to an eligible employee). No adjustment will be made that would cause the award or the Plan to cease to qualify as "performance-based compensation" under section 162(m).

Termination of Employment

In the event an eligible employee terminates employment or a director terminates service as a director by reason of disability, retirement or death, exercisable options and SARs generally will remain exercisable by the eligible employee or director (or the legal representative of the estate, as the case may be) for the earlier of one year (three months in the case of an ISO upon termination of employment by reason of retirement) or the expiration of the option term or SAR term and the eligible employee or director (or the legal representative of the estate, as the case may be) will be entitled to receive only the number of shares of Common Stock subject to a stock grant or stock unit grant (or cash value of such stock unit grant shares) that have been earned as of the date of disability, retirement or death. In the event an eligible employee or director terminates employment for any reason other than disability, retirement, death, or termination for cause, exercisable options and SARs generally will remain exercisable for the earlier of sixty days or the expiration of the option term or SAR term and the eligible employee or director will be entitled to receive only the number of shares of Common Stock subject to a stock grant or stock unit grant (or cash value of such stock unit grant shares) that have been earned as of the date of such termination of employment.

If an eligible employee's employment or a director's service as a director is terminated for cause, all outstanding options and SARs (whether or not vested) will expire and all stock grants and stock unit grants will be forfeited to the extent not yet earned as of the effective time of the eligible employee's or director's termination of employment or service. For purposes of the 2015 Incentive Stock Plan, cause has the meaning ascribed to such term or words of similar import in the Eligible Employee's or Director's written employment or service contract with the Company and, in the absence of such agreement or definition, means, either: (1) the eligible employee or director is convicted of, pleads guilty to, or confesses or otherwise admits to any felony, (2) the eligible employee or director engages in any act of fraud or embezzlement, or (3) there is any act or omission by the eligible employee or director involving malfeasance or gross negligence in the performance of his or her duties and responsibilities to the material detriment of the Company, or other definition provided in the employee's or director's written employment or service contract with the Company.

Transferability

Absent consent of the Compensation Committee, no Incentive Award made to an eligible employee or outside director is transferable by such eligible employee or outside director other than by will or by the laws of descent and distribution. In addition, absent consent of the Compensation Committee, an option or SAR will be exercisable during an eligible employee's or outside director's lifetime only by such eligible employee or outside director.

Change in Control

If a Change in Control occurs, the parties may agree that outstanding Incentive Awards shall be assumed by, or converted into a substitute award for or with respect to shares of common stock of, the successor or acquiring company (or a parent company thereof) on an economically equivalent basis. The vesting and other terms of any such assumed or substitute award shall be substantially the same as the vesting and other terms and conditions of the original Incentive Award, provided that (a) if the assumed or substituted award is an Option or SAR, the number of shares and Exercise Price shall be adjusted in accordance with the principles set forth in Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the Treasury regulations, and (b) if the assumed or substituted Incentive Award is not an Option or SAR, the number of shares covered by the assumed or substitute Award will be based upon the Change in Control transaction value of the Company’s outstanding Shares. If the original Incentive Award is subject to the satisfaction of any performance conditions, then, unless the Committee determines otherwise, such performance conditions shall be deemed to have been satisfied at the target performance level for purposes of determining the extent to which the Incentive Award is earned. If, within one year following a Change in Control, a participant’s employment or other service terminates due to the death or Disability or is terminated by the Company or a successor or acquiring company (or any of its or their affiliates) without Cause or by the recipient for Good Reason, then any outstanding assumed or substitute awards held by such terminated Participant shall immediately be fully vested, and any outstanding assumed or substitute Options and SARs will remain outstanding for at least 180 days after such termination of employment (or, if earlier, until the expiration of their original stated terms).

Unless the Committee, acting in its discretion, prescribes an economically equivalent alternative approach, if a Change in Control occurs and if the parties do not agree that an outstanding Incentive Award shall be assumed or substituted by the successor or acquiring company (or a parent company thereof) pursuant to this Section, then such Incentive Award will be deemed fully vested and any performance conditions applicable to such Incentive Award will be deemed satisfied at the target performance level for purposes of determining the extent to which the Incentive Award is earned. Each such Incentive Award shall be cancelled immediately prior to the effective time of the Change in Control in exchange for an amount equal to the per Share consideration received by the holders of outstanding Shares in the Change in Control transaction, reduced in the case of an Option or SAR by the Exercise Price for such Shares. No consideration will be payable in respect of the cancellation of an Option or SAR with an exercise or base price per share that is equal to or greater than the value of the Change in Control transaction consideration per Share. The amount payable with respect to the cancellation of an outstanding Award pursuant to this section will be paid in cash, unless the parties to the Change in Control agree that some or all of such amount will be payable in the form of freely tradable shares of common stock of the successor or acquiring company (or a parent company thereof).

A change in control means, generally, (1) the acquisition by any person of 40% or more of the outstanding shares of Common Stock (except as described below), (2) the current members of the Company's Board of Directors, or their approved successors, ceasing to be a majority of the Board of Directors during any period of two years or less, (3) the consummation of a reorganization, merger, consolidation or share exchange as a result of which Common Stock will be changed or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of the Company), (4) the consummation of a reorganization, merger, consolidation or share exchange, unless the Company stockholders control 60% of the resulting company, or (5) a dissolution or liquidation of the Company or sale or disposition of substantially all of the assets of the Company. If, however, the acquisition of 40% or more of the outstanding shares of Common Stock is pursuant to an offer for all outstanding shares of common stock of the Company at a price and upon such terms and conditions as a majority of the directors determine to be in the best interests of the Company and its stockholders (excluding the stockholder who is making the offer or on whose behalf the offer is being made), such acquisition will not constitute a change in control.

Amending or Terminating the 2015 Incentive Stock Plan

The 2015 Incentive Stock Plan may be amended by the Board of Directors to the extent it deems necessary or appropriate, but no amendment may be made on or after the effective date of a change in control to the section of the 2015 Incentive Stock Plan governing a change in control which might adversely affect any rights that otherwise would vest on a change in control. The 2015 Incentive Stock Plan also may be terminated by the Board of Directors at any time. The Board of Directors may not unilaterally modify, amend or cancel any Incentive Award previously granted without the consent of the holder of such Incentive Award or unless there is a dissolution or liquidation of the Company or a change in control. No amendment will be made absent the approval of the stockholders of the Company to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Common Stock are listed.

Adjustment of Shares

The annual grant caps, the annual individual share limits, the number, kind or class of shares of Common Stock subject to outstanding options or SARs granted under the 2015 Incentive Stock Plan, and the option price of the options and the SAR Value of the SARs, as well as the number, kind or class of shares of Common Stock subject to outstanding stock grants and stock unit grants under the 2015 Incentive Stock Plan, will be adjusted by the Compensation Committee in a reasonable and equitable manner to reflect any equity restructuring or change in the capitalization of the Company or any other transaction described in Section 424(a) of the Code which does not constitute a change in control of the Company. In addition, the Compensation Committee will adjust the number, kind or class of shares of Common Stock reserved for issuance under the 2015 Incentive Stock Plan in a reasonable and equitable manner where such an adjustment is made to outstanding awards.

The Compensation Committee as part of any transaction described in Section 424(a) of the Code that does not constitute a change in control of the Company will have the right to make Incentive Awards to effect the assumption of, or the substitution for, stock grants, stock unit grants and option and stock appreciation right grants previously made by any other corporation to the extent that such transaction calls for the substitution or assumption of such grants. In addition, if the Compensation Committee makes any such grants as part of any such transaction, the Compensation Committee will have the right to increase the number of shares of Common Stock available for issuance under the 2015 Incentive Stock Plan by the number of such grants.

Term of Plan

Unless the 2015 Plan is sooner terminated, no Incentive Awards will be made after the tenth anniversary of the date of receipt ofstockholder approval of the 2015 Incentive Stock Plan, but previously granted Incentive Awards may continue beyond that date in accordance with their terms.

Federal Income Tax Consequences

The rules concerning the U.S. federal income tax consequences with respect to grants made pursuant to the 2015 Incentive Stock Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences for U.S. residents associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations, and judicial and administrative interpretations. The following discussion does not set forth (1) any federal tax consequences other than income tax consequences or (2) any state, local or foreign tax consequences that may apply.

ISOs

In general, an eligible employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the eligible employee will be required to treat an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price as an item of adjustment in computing the eligible employee's alternative minimum taxable income. If the eligible employee does not dispose of the Common Stock received pursuant to the exercise of the ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of exercise of the ISO, a subsequent disposition of the Common Stock will generally result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to any income tax deduction as a result of such disposition. In addition, the Company normally will not be entitled to take an income tax deduction upon either the grant or the exercise of an ISO.

If the eligible employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, such individual generally will recognize ordinary income, and the Company will be entitled to an income tax deduction, in an amount equal to the lesser of (1) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (2) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the eligible employee as ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

Non-ISOs

An eligible employee or an outside director will not recognize any taxable income upon the grant of a Non-ISO, and the Company will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the eligible employee or outside director generally will recognize ordinary income and the Company will be entitled to take an income tax deduction in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Upon a subsequent sale of the Common Stock by the eligible employee or outside director, such individual will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

SARs

An eligible employee will recognize ordinary income for federal income tax purposes upon the exercise of an SAR under the 2015 Incentive Stock Plan for cash, Common Stock or a combination of cash and Common Stock, and the amount of income that the eligible employee will recognize will depend on the amount of cash, if any, and the fair market value of the Common Stock, if any, that the eligible employee receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the eligible employee in the same taxable year in which the eligible employee recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

Stock Grants

Unless an election is made to accelerate recognition of income to the date of grant as described below, an eligible employee or outside director is not subject to any federal income tax upon the grant of a stock grant, nor does the grant of a stock grant result in an income tax deduction for the Company, unless the restrictions on the stock do not present a "substantial risk of forfeiture" or the stock is "transferable," each within the meaning of Section 83 of the Code. Common Stock that is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code is transferable within the meaning of Section 83 if the transferee would not be subject to such risk of forfeiture after such transfer. In the year that the stock grant is either no longer subject to a substantial risk of forfeiture or is transferable, the eligible employee or outside director will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock transferred to the eligible employee or outside director, generally determined on the date the stock grant is no longer subject to a substantial risk of forfeiture, or is transferable, whichever comes first, over the amount, if any, paid for such shares. If the eligible employee or outside director files an election under Section 83(b) of the Code within 30 days after the date of grant of the stock grant, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the Common Stock as of that date (less any amount paid for the Common Stock) and the Company will be allowed a corresponding income tax deduction at that time. Any future appreciation in the Common Stock will be taxable to the eligible employee or outside director at capital gains rates. However, if the Common Stock is later forfeited, the eligible employee or outside director will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Stock Units

An eligible employee or outside director is not subject to any federal income tax upon the grant of a stock unit, nor does the grant of a stock unit result in an income tax deduction for the Company. In the year that the stock unit is paid in cash or Common Stock, the eligible employee or outside director will recognize ordinary income in an amount equal to the amount of the payment made under the stock unit. If the stock unit is forfeited, the eligible employee or outside director will recognize no gain.

Section 409A

Section 409A of the Code ("Section 409A") imposes an additional 20% income tax, plus, in some cases, a further income tax in the nature of interest, on nonqualified deferred compensation that does not comply with deferral, payment-timing and other formal and operational requirements specified in Section 409A and related regulations and that is not exempt from those requirements. Options, SARs and stock grants under the 2015 Plan are intended to be exempt from Section 409A. Stock unit grants may be subject to Section 409A, but the Compensation Committee intends to structure any stock unit grants to comply with, or be exempt from, Section 409A.

Information Regarding New Plan Benefits

The awards that will be granted to eligible employees and outside directors under the 2015 Incentive Stock Plan will be at the discretion of the Compensation Committee and, therefore, are not determinable at this time. Information regarding awards granted to employees and directors under the 2007 Incentive Stock Plan during the fiscal year ended September 30, 2014 may be found under the captions "Executive Compensation" and "Non-Employee Director Compensation".

Recommendation of the Board of Directors Concerning the Adoption of the Rofin-Sinar Technologies Inc. 2015 Incentive Stock Plan

The Board recommends a vote FOR the adoption of the Rofin-Sinar Technologies Inc. 2015 Incentive Stock Plan and the reservation of 1,800,000 shares of issuance thereunder (Item 3 on the proxy card).

PROPOSAL FOUR
VOTE ON A NON-BINDING ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION

As we do each year, we included an advisory (nonbinding) vote to approve our executive compensation program (also referred to as a “say on pay vote”) in our 2014 proxy statement. We are gratified that at our 2014 Annual Meeting, our stockholders overwhelmingly approved the proposal, with approximately 93.8% of the votes cast voting in favor of the proposal. In accordance with Section 14A of the Exchange Act, this year we are again asking our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement. The vote sought by this proposal is advisory and is not binding on the Board. However, the Compensation Committee of the Board values the opinions of our stockholders and to the extent there is any significant vote against the name executive officer compensation as disclosed in this proxy statement, will take into account the stockholder's concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

As discussed in the Compensation Discussion and Analysis beginning on page 11 of this proxy statement, the Board believes that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our executive officers with those of our stockholders.

Accordingly, we will ask our stockholders to vote "FOR" the following proposal at the Annual Meeting:

"Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material) in the Company's definitive proxy statement for the 2015 Annual Meeting of Stockholders."

The above referenced disclosures appear at pages 11 to 16 of this proxy statement.

The Board recommends a vote "FOR" approval of this resolution (Item 4 on the proxy card).

EXPENSES OF SOLICITATION

All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will request brokerage houses, custodians, fiduciaries and nominees to forward proxy materials to their principals and will reimburse them for their reasonable expenses in doing so. The Company expects to retain assistance in proxy solicitation, the expenses for which are not expected to exceed $50,000. Solicitation may also be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.

Computershare, the Company's transfer agent and registrar, will receive and tabulate proxies.

OTHER INFORMATION

The Company knows of no other matters which will be presented for consideration at the Annual Meeting. However, if any other matters or proposals properly come before the meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable to serve or for good cause will not serve, and voting on proposals omitted from the proxy statement pursuant to the rules of the Securities and Exchange Commission, it is intended that proxies received will be voted in accordance with the discretion of the proxy holders.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the directors or executive officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC").

Officers, directors and greater than ten percent shareholders are also required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms, the absence of a Form 3, Form 4 or Form 5 or written representations that no Form 4's or 5's were required, the Company believes that, with respect to the fiscal year ended September 30, 2014, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements:

Stockholders' Proposals

Proposals of stockholders intended for inclusion in the Company's proxy statement and form of proxy for the 2016 Annual Meeting of Stockholders must be delivered to Cindy Denis, Secretary of Rofin-Sinar Technologies Inc., 40984 Concept Drive, Plymouth, Michigan 48170 by Friday, October 9, 2015. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored proxy materials.

Under the Company's Certificate of Incorporation and By-Laws, stockholders desiring to nominate persons for election as directors or bring other business before the 2016 annual meeting of stockholders must deliver or mail a notice to the Secretary that must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders (i.e. not earlier than December 13, 2015 and not later than January 12, 2016). However, in the event that the 2016 annual meeting is called for a date that is not within 30 days before or after March 12, 2016, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs. Stockholders' notices must contain the specific information set forth in the Certificate of Incorporation and the By-Laws. Stockholders will be furnished a copy of the Company's Certificate of Incorporation and By-Laws without charge upon written request to the Secretary of the Company.

Form 10-K Annual Report

A Copy of the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2014, as filed with the Securities and Exchange Commission, is included in the Annual Report to Shareholders and is furnished with this proxy statement. A stockholder may obtain additional copies of the Form 10-K (excluding exhibits) without charge by addressing a written request to the Secretary, Rofin-Sinar Technologies Inc., 40984 Concept Drive, Plymouth, Michigan 48170.

Appendix A

ROFIN-SINAR TECHNOLOGIES INC.
2015 INCENTIVE STOCK PLAN

Section 1

BACKGROUND AND PURPOSE

The purpose of this Plan is to promote the interest of the Company by authorizing the Committee to grant Options and Stock Appreciation Rights and to make Stock Grants and Stock Unit Grants to Eligible Employees and Directors in order (1) to attract and retain Eligible Employees and Directors, (2) to provide an additional incentive to each Eligible Employee or Director to work to increase the value of Stock and (3) to provide each Eligible Employee or Director with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

Section 2

DEFINITIONS

2.1
Affiliate - means any organization (other than a Subsidiary) that would be treated as under common control with the Company under Section 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under Section 414(c) of the Code.

2.2	Board - means the Board of Directors of the Company.

2.3
Cause - has the meaning ascribed to such term or words of similar import in the Eligible Employee's or Director's written employment or service contract with the Company and, in the absence of such agreement or definition, means either (a) an Eligible Employee is convicted of, pleads guilty to, or confesses or otherwise admits to any felony, (b) an Eligible Employee or Director engages in any act of fraud or embezzlement or (c) there is any act or omission by the Eligible Employee or Director involving malfeasance or gross negligence in the performance of such Eligible Employee's or Director's duties and responsibilities to the material detriment of the Company; provided, that in the event of a Change in Control, Cause as defined in subsection (c) shall be determined by the then Directors, if any, who were Directors prior to the Change in Control or, if none exist, then by the Committee as in existence prior to the Change in Control.

2.4
Change Effective Date - means either the date which includes the "closing" of the transaction which makes a Change in Control effective if the Change in Control is made effective through a transaction which has a "closing" or the date a Change in Control is reported in accordance with applicable law as effective to the Securities and Exchange Commission if the Change in Control is made effective other than through a transaction which has a "closing".

2.5
Change in Control - means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act as in effect at the time of such "change in control", provided that such a change in control shall be deemed to have occurred at such time as

(a)
any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 40% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor to the Company (except pursuant to an offer for all outstanding shares of common stock of the Company at a price and upon such terms and conditions as a majority of the Continuing Directors (as defined below) determine to be in the best interests of the Company and its shareholders (excluding the person who is making the offer or on whose behalf the offer is being made);

(b)
during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period (each director in office at the beginning of the period and each director so approved a "Continuing Director");

(c)
the consummation of any reorganization, merger, consolidation or share exchange as a result of which the common stock of the Company shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of the Company) or any dissolution or liquidation of the Company or any sale or the disposition of all or substantially all of the assets or business or businesses of the Company; provided, however, that a Change in Control shall not be deemed to have occurred in the event of a sale or disposition in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company; or

(d)
the consummation of any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of the Company immediately before the consummation of such transaction beneficially own more than 60% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in Section 2.4(d)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of the Company common stock immediately before the consummation of such transaction, provided (C) the percentage described in Section 2.4(d)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in Section 2.4 (d)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of the Company by the persons described in Section 2.4(d)(A) immediately before the consummation of such transaction.

2.6    Code - means the Internal Revenue Code of 1986, as amended.

2.7
Committee - means the compensation committee of the Board, any successor to the compensation committee of the Board, or any other committee appointed from time to time by the Board to administer the Plan, which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under Section 162(m) of the Code.

2.8	Company - means Rofin-Sinar Technologies, Inc. and any successor to Rofin-Sinar Technologies, Inc.

2.9	Director - means any member of the Board who is not an employee of the Company or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

2.10
Disability - means, with respect to any Eligible Employee or Director, that, as a result of incapacity due to physical or mental illness, such Eligible Employee or Director is, or is reasonably likely to become, unable to perform his or her duties for more than six (6) consecutive months or six (6) months in the aggregate during any twelve (12) month period.

2.11	Exercise Period - shall have the meaning given in Section 10.1.

2.12	Eligible Employee - means an employee of the Company or any Subsidiary or Parent or Affiliate to whom the Committee decides for reasons sufficient to the Committee to make a grant under this Plan.

2.13
Fair Market Value - means on any given date, the closing price of the shares of Stock, as reported on the Nasdaq National Market for such date or, if Stock was not traded on such date, on the next preceding day on which Stock was traded; provided that if the Stock is not then traded on the Nasdaq National Market, Fair Market Value means the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

2.14
Good Reason - has the meaning ascribed to such term or words of similar import in the Eligible Employee's or Director's written employment or service contract with the Company and, in the absence of such agreement or definition, means any of the following that occurs coincident with or following a Change in

Control, if not cured and corrected by the Company or its successor within 10 business days after written notice thereof by the holder to the Company or its successor: (i) material diminution in the holder's authority, duties, or responsibilities as compared to immediately prior to the occurrence of the Change in Control; (ii) material reduction in the Eligible Employee's annual base salary as in effect on the effective date of the Change in Control; or (iii) any requirement that the holder relocate, by more than 50 miles, the principal location from which the holder performs services for the Company as compared to such location immediately prior to the occurrence of the Change in Control; provided, however, that notwithstanding subsection (i) above, the Employee will not have "Good Reason" to terminate his employment merely because the Employee is no longer a senior executive of a public company and/or has a change in title, duties, authority, responsibilities or reporting structure as a result of the transaction (including having a reporting relationship within a larger company) provided that the Employee retains a substantially similar level of responsibilities over the other portions and areas of the business for which he exercised responsibility prior to the transaction.

2.15	Incentive Award - means an Option, a Stock Appreciation Right, a Stock Grant or a Stock Unit Grant.

2.16	ISO - means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of Section 422 of the Code.

2.17	1933 Act - means the Securities Act of 1933, as amended.

2.18	1934 Act - means the Securities Exchange Act of 1934, as amended.

2.19	Non-ISO - means an option granted under this Plan to purchase Stock if and to the extent such option is intended not to qualify or which does not qualify as an ISO.

2.20	Option - means an ISO or a Non-ISO which is granted under Section 7.

2.21	Option Certificate - means the certificate (whether in electronic or written form) which sets forth the terms and conditions of an Option granted under this Plan.

2.22	Option Price - means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

2.23	Parent - means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) of the Company.

2.24	Plan - means this Rofin-Technologies, Inc. 2015 Incentive Stock Plan as effective on he date it is approved by the shareholders of the Company and as amended from time to time thereafter.

2.25
Retirement - means retirement from active employment with the Company and its Subsidiaries on or after the attainment of age 60, or such other retirement date as may be approved by the Committee for purposes of the Plan and specified in the related Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate.

2.26	Rule 16b-3 - means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

2.27	SAR Value - means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under Section 8.

2.28	Stock - means the common stock, par value $.01 per share, of the Company.

2.29	Stock Appreciation Right - means a right which is granted under Section 8 to receive the appreciation in a share of Stock.

2.30
Stock Appreciation Right Certificate - means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Appreciation Right which is not granted as part of an Option.

2.31	Stock Grant - means a grant under Section 9 which is designed to result in the issuance of the number of shares of Stock described in such grant.

2.32	Stock Grant Certificate - means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Grant or a Stock Unit Grant.

2.33
Stock Unit Grant - means a grant under Section 9 of a contractual right to receive at exercise either (a) a cash payment based on the Fair Market Value of the number of shares of Stock described in such grant or (b) shares of Stock based on the number of shares of Stock described in such grant.

2.34	Subsidiary - means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

2.35
Ten Percent Shareholder - means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

Section 3

SHARES AND GRANT LIMITS

3.1	Shares Reserved. There shall (subject to Section 14) be reserved for issuance under this Plan 1,800,000 shares of Stock, which shall be available to be issued in connection with the exercise of ISOs.

3.2
Source of Shares. The shares of Stock described in Section 3.1 shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. All shares of Stock described in Section 3.1 shall remain available for issuance under this Plan until issued pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Unit Grant or issued pursuant to a Stock Grant, and any such shares of stock which are issued pursuant to an Incentive Award which are forfeited thereafter shall again become available for issuance under this Plan. Notwithstanding the foregoing, in no event shall any shares of Stock issued under this Plan which are used to pay in whole or in part of the Option Price under an Option (including but not limited to a net share settlement procedure) or tendered to the Company in satisfaction of any condition to a Stock Grant be available for issuance under this Plan. Further, the number of Shares covered by a Stock Appreciation Right, to the extent that it is exercised and settled in Shares, and whether or not all the Shares covered by the Incentive Award are actually issued to the Employee or Director upon exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan.

3.3
Use of Proceeds. The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

3.4
Grant Limits. No Eligible Employee or Director in any calendar year shall be granted an Option to purchase (subject to Section 14) more than 200,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to (subject to Section 14) more than 200,000 shares of Stock, and no Stock Grant or Stock Unit Grant shall be made to any Eligible Employee or Director in any calendar year where the Fair Market Value of the Stock subject to such grant on the date of the grant exceeds $2,000,000. No more than 600,000 non-forfeitable shares of Stock shall (subject to Section 14) be issued pursuant to Stock Grants or Stock Unit Grants under Section 9.

Section 4

EFFECTIVE DATE

The effective date of this Plan shall be the date the shareholders of the Company (acting at a duly called meeting of such shareholders) approve the adoption of this Plan.

Section 5

COMMITTEE

5.1
Power and Authority. This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 15 and Section 16 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Eligible Employee or Director and on each other person directly or indirectly affected by such action. Furthermore, the Committee as a condition to making any grant under this Plan to any Eligible Employee or Director shall have the right to require him or her to execute an agreement which makes the Eligible Employee or Director subject to non-competition provisions and other restrictive covenants which run in favor of the Company.

The Committee may delegate any, some or all of its record keeping, calculation, payment and other ministerial or administrative authority and responsibility from time to time to and among one or more individuals, who are members of the Committee or Employees of the Company or its Subsidiaries or Affiliates, but all actions taken pursuant to delegated authority and responsibility shall be subject to such review, change and approval by the Committee as the Committee considers appropriate. Except as limited in the Plan, the Committee shall have all of the express and implied powers and duties set forth in the Bylaws of the Company and the Plan, shall have full power and authority to interpret the provisions of the Plan and Incentive Awards granted under the Plan and shall have full power and authority to supervise the administration of the Plan and Incentive Awards granted under the Plan and to make all other determinations and do all things considered necessary or advisable for the administration of the Plan. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it considers advisable. Action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held. The Committee shall prescribe, amend and rescind rules and regulations for the conduct of its business and shall define terms not otherwise defined herein, in each case as it considers advisable.

5.2
Grants or Awards to Eligible Employees or Directors. In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine all provisions of Incentive Awards including, without limitation: (a) the persons who shall be selected as participants; (b) the nature and, subject to the limitations set forth in Sections 3.1 and 3.4 of the Plan, extent of the Incentive Awards to be made to each Eligible Employee or Director (including the number of shares of Stock to be subject to each Incentive Award, any exercise or purchase price, the manner in which an Incentive Award will vest or become exercisable and the form of payment for the Incentive Award); (c) the time or times when Incentive Awards will be granted; (d) the duration of each Incentive Award; and (e) the restrictions and other conditions to which payment or vesting of Incentive Awards may be subject.

5.3
Amendments or Modifications of Incentive Awards. Subject to Section 16, the Committee shall have the authority to amend or modify the terms of any outstanding Incentive Award in any manner, provided that the amended or modified terms are not prohibited by the Plan as then in effect and provided that such actions do not cause an Incentive Award not otherwise subject to Section 409A of the Code to become subject to Section 409A of the Code. The Committee shall without limitation, have the authority to: (a) modify the number of shares or other terms and conditions of an Incentive Award; provided that any increase in the number of shares of an Incentive Award other than pursuant to Section 14.1 will be considered to be a new grant with respect to such additional shares for purposes of Section 409A of the Code and such new grant shall be made at Fair Market Value on the date of the new grant; (b) extend the term of an Incentive Award to a date that is no later than the earlier of the latest date upon which the Incentive Award could have expired by its terms under any circumstances or the 10th anniversary of the date of grant (for purposes of clarity, as permitted under Section 409A of the Code, if the term of an Option is extended at a time when the Option exercise price equals or exceeds the Fair Market Value, it will not be an extension of the term of the Option, but instead will be treated as a modification of the Option and a new Option will be treated as having been granted); (c) accelerate the exercisability or vesting or otherwise terminate, waive or modify any restrictions relating to an Incentive Award; (d) accept the surrender of any outstanding Incentive Award; and (e) to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered

Incentive Awards (such grant of new Incentive Awards will be considered to be a new grant for purposes of Section 409A of the Code and such new grant shall be made at Fair Market Value on the date of the new grant), provided, that Incentive Awards issued under the Plan may not be repriced, replaced, regranted through cancelation or modified without shareholder approval if the effect of such repricing, replacement, regrant or modification would be to reduce the exercise price or base price of such Incentive Award to the same Eligible Employee or Director.

5.4
Indemnification of Committee Members. No member or former member of the Committee, or any individual or group to whom authority or responsibility is or has been delegated, shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. Each person who is or was a member of the Committee, and any other individual or group exercising delegated authority or responsibility with respect to the Plan, shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person’s or the Committee’s taking or failing to take any action under the Plan or the exercise of discretion or judgment in the administration and implementation of the Plan. This Section 5.4 shall not be construed as limiting the ability of the Company, a Subsidiary or Parent to terminate or otherwise alter the terms and conditions of the employment of an individual or group exercising delegated authority or responsibility with respect to the Plan, or to discipline any such person. Each such person shall be justified in relying on information furnished in connection with the Plan’s administration by any appropriate person or persons.

Section 6

ELIGIBILITY

Only Eligible Employees who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. All Eligible Employees and all Directors shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants and Stock Unit Grants under this Plan.

Section 7

OPTIONS

7.1
Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Eligible Employees and to Directors under this Plan from time to time to purchase shares of Stock, but the Committee shall not (subject to Section 14) take any action, whether through amendment, cancellation, replacement grants, or any other means, to reduce the Option Price of any outstanding Options absent the approval of the Company's shareholders. Each grant of an Option to a Eligible Employee or Director shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; provided, however, if the Committee grants an ISO and a Non-ISO to a Eligible Employee on the same date, the right of the Eligible Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO. An Option that is characterized as an ISO will be treated as a Non-ISO if and to the extent such Option does not qualify as an ISO.

7.2
$100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code, and the Committee shall treat this Section 7.2 as in effect only for those periods for which Section 422(d) of the Code is in effect.

7.3
Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to an Eligible Employee who is a Ten Percent Shareholder, the Option Price for each share of

Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.

7.4
Payment. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee, or through any cashless exercise procedure which is effected by an unrelated broker through a sale of Stock in the open market and which is acceptable to the Committee, or by net share settlement, or in any combination of such forms of payment.

7.5    Exercise.

(a)
Vesting. Unless the Committee determines that another vesting schedule better serves the Company's interest and provides for such other vesting schedule in the related Option Certificate, each Option shall vest and become exercisable with respect to twenty (20) percent of the Stock subject to such Option (rounded down to the next whole share of Stock) on each of the first four anniversaries of the date the Option is granted, and shall vest and become exercisable with respect to all remaining shares of Stock subject to such Option on the fifth anniversary of the date the Option is granted, provided that the Eligible Employee or Director to whom the Option is granted remains continuously employed by or provides continuous service as a Director to the Company, a Subsidiary, Parent or Affiliate through the applicable anniversary date. Nothwithstanding the foregoing, each Option grant shall provide for a minimum one-year vesting condition.

(b)
Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth above or in the related Option Certificate. No Option may be exercisable on or after the earlier of

(1)	the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Eligible Employee is a Ten Percent Shareholder on the date the Option is granted, or

(2)
the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to an Eligible Employee who is not a Ten Percent Shareholder on the date the Option is granted.

7.6
Other Restrictions. The Committee may impose other restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as the Committee deems advisable, including, without limitation, holding periods or further transfer restrictions, forfeiture or “claw-back” provisions, and restrictions under applicable federal or state securities laws.

Section 8

STOCK APPRECIATION RIGHTS

8.1
Committee Action. The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Eligible Employees and to Directors under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

8.2    Terms and Conditions.

(a)
Stock Appreciation Right Certificate. If a Stock Appreciation Right is granted independent of an Option, such Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Certificate, and such certificate shall set forth the number of shares of Stock on which the Eligible Employee's or Director's right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right shall be exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

(b)
Option Certificate. If a Stock Appreciation Right is granted together with an Option, such Stock Appreciation Right shall be evidenced by an Option Certificate, the number of shares of Stock on which the Eligible Employee's or Director's right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option, and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Eligible Employee's or Director's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Eligible Employee's or Director's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

(c)
Vesting. Unless the Committee determines that another vesting schedule better serves the Company's interest and provides for such other vesting schedule in the related Stock Appreciation Right Certificate, each Stock Appreciation Right shall vest and become exercisable with respect to twenty (20) percent of the Stock subject to such Stock Appreciation Right (rounded down to the next whole share of Stock) on each of the first four anniversaries of the date the Stock Appreciation Right is granted, and shall vest and become exercisable with respect to all remaining shares of Stock subject to such Stock Appreciation Right on the fifth anniversary of the date the Stock Appreciation Right is granted, provided that the Eligible Employee or Director to whom the Stock Appreciation Right is granted remains continuously employed by or provides continuous service as a Director to the Company, a Subsidiary, Parent or Affiliate through the applicable anniversary date. Nothwithstanding the foregoing, each Stock Appreciation Right grant shall provide for a minimum one-year vesting condition.

8.3
Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. An Eligible Employee or Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised.

Section 9

STOCK GRANTS

9.1
Committee Action. The Committee acting in its absolute discretion shall have the right to make Stock Grants and Stock Unit Grants to Eligible Employees and to Directors. Each Stock Grant and each Stock Unit Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant or Stock Unit Grant or cash will be paid under the Stock Unit Grant and the conditions under which the Eligible Employee's or Director's interest in any Stock which has been issued will become non-forfeitable.

9.2    Conditions.

(a)
Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant or Stock Unit Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Eligible Employees or Directors generally or for an Eligible Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of the recipient at the time of the award, subject to the restrictions and conditions imposed by the award. The Company shall retain the stock certificates for restricted or unvested shares covered by a StocK Grant award pending the vesting of the award. A stock Unit Grant shall confer upon the recipient a conditional right to receive shares of Stock (or cash in lieu of the value of such shares) in the future. Shares covered by a Stock Unit Grant shall be issued in the name of an Eligible Employee or Director only after the applicable vesting conditions are satisfied.

(b)
Conditions on Forfeiture of Stock or Stock Unit Grants. The Committee acting in its absolute discretion shall prescribe such service and/or performance-based vesting conditions as it deems appropriate with respect to each Stock Grant and each Stock Unit Grant, which conditions may but need not be uniform on an aware-by-award basis, and the related Stock Grant Certificate shall set forth each such condition, and the deadline, if any, for satisfying each such condition. An Eligible Employee's or a Director's non-forfeitable interest in the shares of Stock underlying a Stock Grant or issuable pursuant to a Stock Unit Grant or the cash payable under a Stock Unit Grant shall depend on the extent to which he or she timely satisfies each such condition. An unvested share of Stock issued under a Stock Grant shall not be available for re-issuance under Section 3 until such time, if any, as such share of Stock thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition. The Company shall have the right to condition a Stock Grant award on the Eligible Employee or Director signing an irrevocable stock power in favor of the Company with respect to the forfeitable shares of Stock issued to such Eligible Employee or Director in order for the Company to effect any forfeiture called for under the related Stock Grant Certificate. Notwithstanding the preceding sentence, if shares covered by a Stock Grant are forfeited, the shares that are forfeited will automatically be canceled on the Company's books and records whether or not the recipient signed a blank stock power and without any consent or further action of the recipient.

(c)
Vesting. Unless the Committee determines that another vesting schedule (including immediate vesting) better serves the Company's interest and provides for such other vesting schedule in the related Stock Grant Certificate, each Stock Grant or Stock Unit Grant shall vest with respect to twenty (20) percent of the Stock subject to such Stock Grant or Stock Unit Grant (rounded down to the next whole share of Stock) on each of the first four anniversaries of the date the Stock Grant or Stock Unit Grant is granted, and shall vest with respect to all remaining shares of Stock subject to such Stock Grant or Stock Unit Grant on the fifth anniversary of the date the Stock Grant or Stock Unit Grant is granted, provided that the Eligible Employee or Director to whom the Stock Grant or Stock Unit Grant is granted remains continuously employed by or provides continuous service as a Director to the Company, a Subsidiary, Parent or Affiliate through the applicable anniversary date. Notwithstanding the foregoing, unless the Committee determines that another vesting schedule better serves the Company's interest and provides for such other vesting schedule in the related Stock Grant Certificate, the annual Stock Grant to Directors for their service as members of the Board will be fully vested upon grant.

(d)
Other Restrictions. The Committee may impose other restrictions on any shares of Stock acquired pursuant to a Stock Grant or Stock Unit Grant under the Plan as the Committee considers advisable, including, without limitation, holding periods or further transfer restrictions, forfeiture or “claw-back” provisions, and restrictions under applicable federal or state securities laws.

9.3    Dividends, Voting Rights and Creditor Status.

(a)
Cash Dividends. Except as otherwise set forth in a Stock Grant Certificate, if a dividend is paid in cash on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or a Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Eligible Employee or Director.

(b)
Stock Dividends. If a dividend is paid on a share of Stock in Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or a Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall hold such dividend Stock subject to the same conditions under Section 9.2(b) as the related Stock Grant or Stock Unit Grant.

(c)
Voting. Except as otherwise set forth in a Stock Grant Certificate, an Eligible Employee or a Director shall have the right to vote the Stock issued under his or her Stock Grant during the period which comes after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable.

(d)
General Creditor Status. Each Eligible Employee and each Director to whom a Stock Unit Grant is made shall be no more than a general and unsecured creditor of the Company with respect to any cash payable under and any Stock issuable pursuant to such Stock Unit Grant.

9.4
Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant or Stock Unit Grant at such time as an Eligible Employee's or a Director's interest in such Stock becomes non-forfeitable under this Plan, and the certificate or other evidence of ownership representing such share shall be transferred to the Eligible Employee or Director as soon as practicable thereafter. Unless the Committee permits a deferred delivery or payment in accordance with Section 409A of the Code, a Stock Unit grant will be settled (in shares and/or cash) as soon as practicable after the Stock Unit Grant becomes vested, but in no event later than march 15 of the year following the year in which such vesting occurs.

9.5    Income Tax Deduction.

(a)
General. The Committee may (where the Committee under the circumstances deems in the Company's best interest) make Stock Grants and Stock Unit Grants to Eligible Employees subject to at least one condition related to one, or more than one, performance goal based on the performance goals described in Section 9.5(b) which are intended to result in the Stock Grant or Stock Unit Grant qualifying as "performance-based compensation" under Section 162(m) of the Code. A performance goal may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and no change may be made to a performance goal after the goal has been set other than a change that would result in a lower payout or a change described in section 9.5(c) below.

(b)
Performance Goals. A performance goal is described in this Section 9.5(b) if such goal relates to (1) the Company's return over capital costs or increases in return over capital costs, (2) the Company's total earnings or the growth in such earnings, (3) the Company's consolidated earnings or the growth in such earnings, (4) the Company's earnings per share or the growth in such earnings, (5) the Company's net earnings or the growth in such earnings, (6) the Company's earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, (7) the Company's earnings before interest and taxes or the growth in such earnings, (8) the Company's consolidated net income or the growth in such income, (9) the value of the Company's stock or the growth in such value, (10) the Company's stock price or the growth in such price, (11) the Company's return on assets or the growth on such return, (12) the Company's cash flow or the growth in such cash flow, (13) the Company's total shareholder return or the growth in such return, (14) the Company's expenses or the reduction of such expenses, (15) the Company's sales growth, (16) the Company's overhead ratios or changes in such ratios, (17) the Company's expense-to-sales ratios or the changes in such ratios, or (18) the Company's economic value added or changes in such value added.

(c)
Adjustments. When the Committee determines whether a performance goal has been satisfied for any period, the Committee where the Committee deems appropriate may make such determination using calculations which alternatively include and exclude one, or more than one, "extraordinary items" as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any period taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or non-recurring items, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including, without limitation, any factors that could result in the Company's paying non-deductible compensation to an Eligible Employee). No adjustment may be made under this subsection (or under a corresponding provision of a Certificate for an award) if such adjustment would cause the award or the Plan to cease to qualify as "performance-based compensation" that is exempt from the deduction limitations under Section 162(m) of the Code.

Section 10

TERMINATION OF EMPLOYMENT

10.1
Disability or Retirement. Except as may otherwise be provided by the Committee in its sole discretion in the related Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, if an Eligible Employee's employment or a Director's service with the Company and each Subsidiary, Parent or Affiliate terminates by reason of Disability or Retirement, (i) any Option held by the Eligible Employee or Director may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period (the "Exercise Period") of one year from the date of such Disability or Retirement or until the expiration of the stated term of the Option, whichever period is shorter, and to the extent not exercisable on the date of termination of employment or service as a Director, such Option shall be forfeited; provided, however, that if an Eligible Employee terminates employment by reason of Retirement and such Eligible Employee holds an ISO, the Exercise Period shall not exceed the shorter of three months from the date of Retirement and the remainder of the stated term of such ISO; provided further, however, that if the Eligible Employee or Director dies during the Exercise Period, any unexercised Option held by such Eligible Employee or Director may thereafter be exercised to the extent it was exercisable on the date of Disability or Retirement, by the legal representative of the estate or legatee of the Eligible Employee or Director under the will of the Eligible Employee or Director, for a period of one year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter (or, in the case of an ISO, for a period equal to the remainder of the Exercise Period), and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Stock Grant or Stock Unit Grant), the Stock Grant or Stock Unit Grant shall be forfeited with respect to such number of shares of Stock as have not been earned as of the date of Disability or Retirement. In determining whether to exercise its discretion under the first sentence of this Section 10.1 with respect to an ISO the Committee may consider the provisions of Section 422 of the Code.

10.2
Death. Except as may otherwise be provided by the Committee in its sole discretion in the related Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, if an Eligible Employee's employment or Director's service as a Director with the Company and each Subsidiary, Parent or Affiliate terminates by reason of death, (i) any Option held by the Eligible Employee or Director may thereafter be exercised, to the extent it was exercisable on the date of death, by the legal representative of the estate or legatee of the Eligible Employee or Director under the will of the Eligible Employee or Director, for a period of one year from the date of the Eligible Employee's or Director's death or until the expiration of the stated term of such Option, whichever period is shorter, and to the extent not exercisable on the date of death, such Option shall be forfeited and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Stock Grant or Stock Unit Grant) the Stock Grant or Stock Unit Grant shall be forfeited with respect to such number of shares of Stock as have not been earned as of the date of death.

10.3    Other Terminations.

(a)
Except as may otherwise be provided by the Committee in its sole discretion in the related Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, if an Eligible Employee's employment or Director's service as a Director with the Company and each Subsidiary, Parent or Affiliate terminates for any reason other than death, Disability, Retirement or for Cause, (i) any Option or Stock Appreciation Right held by the Eligible Employee or Director may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period of sixty (60) days from the date of such termination of employment or service or until the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment, such Option or Stock Appreciation Right shall be forfeited, and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Stock Grant or Stock Unit Grant) the Stock Grant or Stock Unit Grant shall be forfeited with respect to such number of shares of Stock as have not been earned as of the date of death. In determining whether to exercise its discretion under the first sentence of this Section 10.3

(a) with respect to an Incentive Stock Option, the Committee may consider the provisions of Section 422 of the Code.

(b)
If an Eligible Employee's employment or Director's service as a Director with the Company and each Subsidiary, Parent or Affiliate terminates for Cause, all Options and Stock Appreciation Rights held by the Eligible Employee or Director (whether or not vested0 shall expire and all Stock Grants and Stock Unit Grants as have not been earned as of the date of termination of Eligible Employee's employment or Director's service shall be forfeited as of the effective time of the Eligible Employee's or Director's termination for Cause.

10.4
Definition of Termination. Termination of employment shall be considered to occur on the date on which the Employee is no longer obligated to perform services for the Company or a Subsidiary or Parent, and the Employee’s right to re-employment is not guaranteed by statute, contract or written policy of the Company, regardless of whether the Employee continues to receive compensation from the Company, a Subsidiary or Parent after such date. The following shall not be considered such a termination: (i) a transfer of an employee among the Company and its Subsidiaries or Parent; (ii) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; (iii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided that the employee’s right to re-employment is guaranteed by statute, contract or written policy of the Company; or (iv) a termination of employment with continued service as a Director or consultant.

Section 11

NON-TRANSFERABILITY

No Incentive Award shall (absent the Committee's consent) be transferable by an Eligible Employee or a Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Eligible Employee's or Director's lifetime only by the Eligible Employee or Director. The person or persons to whom an Incentive Award is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Eligible Employee or Director.

Section 12

SECURITIES REGISTRATION

As a condition to the receipt of shares of Stock under this Plan, the Eligible Employee or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Eligible Employee or Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates or other evidence of ownership representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant or Stock Unit Grant may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

Section 13

LIFE OF PLAN

Unless the Plan is sooner terminated, no Incentive Award shall be granted or made under this Plan on or after the earlier of:

(a)
the tenth anniversary of the effective date of this Plan (as determined under Section 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants or Stock Unit Grants under this Plan have been forfeited or have become non-forfeitable, or

(b)
the date on which all of the Stock reserved under Section 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Stock Grants or other conditions on Stock Unit Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

Section 14

ADJUSTMENT

14.1
Capital Structure. The grant caps described in Section 3.4, the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Options and Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Stock Grants and Stock Unit Grants made under this Plan shall be adjusted by the Committee in a reasonable and equitable manner to preserve immediately after

(a)
any equity restructuring or change in the capitalization of the Company, including, but not limited to, spin offs, stock dividends, large non-reoccurring dividends, rights offerings or stock splits, or

(b)	any other transaction described in Section 424(a) of the Code which does not constitute a Change in Control of the Company the aggregate intrinsic value of each such outstanding Incentive Award immediately before such restructuring or recapitalization or other transaction.

14.2
Available Shares. If any adjustment is made with respect to any outstanding Incentive Award under Section 14.1, then the Committee shall adjust the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3.1 and the annual individual share limitation under section 3.4 in a reasonable and equitable manner so that there is a sufficient number, kind and class of shares of Stock available for issuance pursuant to each such Incentive Award as adjusted under Section 14.1 without seeking the approval of the Company's shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

14.3
Transactions Described in Section 424 of the Code. If there is a corporate transaction described in Section 424(a) of the Code which does not constitute a Change in Control of the Company, the Committee as part of any such transaction shall have right to make Incentive Awards (without regard to any limitations set forth under Section 3.4 of this Plan) to effect the assumption of, or the substitution for, outstanding stock grants, stock unit grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such outstanding stock grants, stock unit grants and stock option and stock appreciation right grants. Furthermore, if the Committee makes any such grants as part of any such transaction, the Committee shall have the right to increase the number of shares of Stock available for issuance under Section 3.1 by the number of shares of Stock subject to such grants without seeking the approval of the Company's shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

14.4
Fractional Shares. If any adjustment under this Section 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock under any Incentive Award, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Incentive Awards shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 14 by the Committee shall be conclusive and binding on all affected persons.

Section 15

CHANGE IN CONTROL

If a Change in Control occurs, the parties may agree that outstanding Incentive Awards shall be assumed by, or converted into a substitute award for or with respect to shares of common stock of, the successor or acquiring company (or a parent company thereof) on an economically equivalent basis. The vesting and other terms of any such assumed or substitute award shall be substantially the same as the vesting and other terms and conditions of the original Incentive Award, provided that (a) if the assumed or substituted award is an Option or SAR, the number of shares and Exercise Price shall be adjusted in accordance with the principles set forth in Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the Treasury regulations, and (b) if the assumed or substituted Incentive Award is not an Option or SAR, the number of shares covered by the assumed or substitute Award will be based upon the Change in Control transaction value of the Company’s outstanding Shares. If the original Incentive Award is subject to the satisfaction of any performance conditions, then, unless the Committee determines otherwise, such performance conditions shall be deemed to have been satisfied at the target performance level for purposes of determining the extent to which the Incentive Award is earned. If, within one year following a Change in Control, a participant’s employment or other service terminates due to the death or Disability or is terminated by the Company or a successor or acquiring company (or any of its or their affiliates) without Cause or by the recipient for Good Reason, then any outstanding assumed or substitute awards held by such terminated Participant shall immediately be fully vested, and any outstanding assumed or substitute Options and SARs will remain outstanding for at least 180 days after such termination of employment (or, if earlier, until the expiration of their original stated terms).
Unless the Committee, acting in its discretion, prescribes an economically equivalent alternative approach, if a Change in Control occurs and if the parties do not agree that an outstanding Incentive Award shall be assumed or substituted by the successor or acquiring company (or a parent company thereof) pursuant to this Section, then such Incentive Award will be deemed fully vested and any performance conditions applicable to such Incentive Award will be deemed satisfied at the target performance level for purposes of determining the extent to which the Incentive Award is earned. Each such Incentive Award shall be cancelled immediately prior to the effective time of the Change in Control in exchange for an amount equal to the per Share consideration received by the holders of outstanding Shares in the Change in Control transaction, reduced in the case of an Option or SAR by the Exercise Price for such Shares. No consideration will be payable in respect of the cancellation of an Option or SAR with an exercise or base price per share that is equal to or greater than the value of the Change in Control transaction consideration per Share. The amount payable with respect to the cancellation of an outstanding Award pursuant to this section will be paid in cash, unless the parties to the Change in Control agree that some or all of such amount will be payable in the form of freely tradable shares of common stock of the successor or acquiring company (or a parent company thereof).

Section 16

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (a) no amendment shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are listed and (b) no amendment shall be made to Section 15 on or after the date of any Change in Control which might adversely affect any rights which otherwise would vest on the related Change Effective Date. The Board also may suspend the grant of Incentive Awards under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right in connection with any such suspension or termination to unilaterally to modify, amend or cancel any Incentive Award unless (1) the Eligible Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 15.

Section 17

MISCELLANEOUS

17.1
Shareholder Rights. No Eligible Employee or Director shall have any rights as a shareholder of the Company as a result of the grant of an Incentive Award pending the actual delivery of the Stock subject to such Incentive Award to such Eligible Employee or Director. An Eligible Employee's or a Director's rights as a shareholder in the shares of Stock which remain subject to forfeiture under Section 9.2(b) shall be set forth in the related Stock Grant Certificate.

17.2
No Contract of Employment. The grant of an Incentive Award to an Eligible Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on an Eligible Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in this Plan or the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

17.3
Withholding. Each Incentive Award shall be made subject to the condition that the Eligible Employee or Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to the exercise of such Option or Stock Appreciation Right or to the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant or Stock Unit Grant issued in the name of the Eligible Employee or Director. The Company may require that withholding obligations be satisfied in cash. the Committee, in its sole discretion, may permit a participant to satisfy withholding obligations by election to have shares withheld from the settlement of the award or by any other method permitted for the payment of the Option Price under Section 7.4. No withholding shall be effected under this Plan which exceeds the minimum statutory federal and state withholding requirements.

17.4
Construction. All references to sections (section symbol) are to sections (section symbol) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Each term set forth in Section 2 shall, unless otherwise stated, have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Finally, if there is any conflict between the terms of this Plan and the terms of any Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, the terms of this Plan shall control.

17.5
Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that an Eligible Employee or a Director (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant or pursuant to a Stock Unit Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or a Stock Unit Grant or provides for the repurchase of such Stock by the Company.

17.6
Rule 16b-3. The Committee shall have the right to amend any Incentive Award to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to an Eligible Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

17.7
Coordination with Employment Agreements and Other Agreements. If the Company enters into an employment agreement or other agreement with an Eligible Employee or Director which expressly provides for the acceleration in vesting of an outstanding Incentive Award or for the extension of the deadline to exercise any rights under an outstanding Incentive Award, any such acceleration or extension shall be deemed effected pursuant to, and in accordance with, the terms of such Incentive Award and this Plan even if such employment agreement or other agreement is first effective after the date the outstanding Option or Stock Appreciation Right was granted or the Stock Grant or Stock Unit Grant was made.

17.8
409A. The terms and conditions of all grants under the Plan shall be designed to comply with the applicable requirements, if any, of Section 409A of the Code. To the extent that any amount or benefit that constitutes "deferred compensation" to an Eligible Employee or Director under Code Section 409A is otherwise payable or distributable to an Eligible Employee or Director under the Plan or any award agreement solely by reason of the occurrence of a change in control of the Company or due to the participant's disability or "separation from service" (as such term is defined in Treas. Reg. 1.409A-1(h)), such amount or benefit will not be payable or distributable to the participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or effective control, disability or separation from service, as the case may be, in Code Section 409A(a)(2)(A) and applicable regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a participant who is a specified employee (as hereinafter defined and as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the specified employee's separation from service (or, if earlier, upon the specified employee's death) unless the payment or distribution is exempt from the application of Code Section 409A by reason of the short-term deferral exemption or otherwise. A "specified employee" means a specified employee as defined in Code Section 409A(a)(2)(B) or applicable regulations under Code Section 409A, determined in accordance with procedures established by the Committee and applied uniformly with respect to all plans maintained by the Company that are subject to Code Section 409A.

17.9
Claw Back Conditions. Notwithstanding anything to the contrary contained herein or in an Incentive Award Certificate, Incentive Awards and benefits otherwise provided by Incentive Awards made under the Plan shall be subject to the Company’s incentive compensation claw back policies as in effect from time to time, and, as applicable, the claw back requirements of Section 954 of the Dodd-Frank Act.

ROFIN-SINAR TECHNOLOGIES Inc.

C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 through 4.

1. Election of Directors:

	For	Withold
01 - GUENTHER BRAUN	☐	☐
02 - RALPH E. REINS	☐	☐

	For	Withold	Abstain
2. Ratification of the appointment of the independent registered public accounting firm, Deloitte & Touche LLP for the fiscal year ended September 30, 2015.	☐	☐	☐
3. Approval of The Rofin-Sinar Technologies Inc. 2015 Incentive Stock Plan	☐	☐	☐
4. Advisory vote to approve executive officer compensation	☐	☐	☐

5. To transact other business as may properly be brought before the meeting and any adjournments or postponements thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2014 Annual Report to Shareholders are available at: **http://www.rofin.com/proxy**

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — ROFIN-SINAR TECHNOLOGIES INC.

ANNUAL MEETING OF STOCKHOLDERS — MARCH 12, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints PETER WIRTH and CINDY DENIS, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Rofin-Sinar Technologies Inc., Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held March 12, 2015 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” ITEMS 2 THROUGH 4.

(Continued and to be marked, dated and signed, on the other side)